                                                      Delaware Tax-Free USA Fund
                                                  Delaware Tax-Free Insured Fund
                                         Delaware Tax-Free USA Intermediate Fund
                                Delaware National High-Yield Municipal Bond Fund

                                                           For Tax-exempt Income

                               service and guidance
                             professional management
                                      goals

              (various photos of demonstrating service and guidance,
                        professional management and goals)

                                                                            1999
                                                                   Annual Report

DELAWARE (SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

(photos of computer keyboard, houses)
(illustration of airport)

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.
      Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
      Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
      Delaware Investments manages approximately $47 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Fund Objectives
Delaware Tax-Free USA Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Intermediate Fund
   To seek as high a level of current income exempt from federal income tax as is available from municipal bonds and as is consistent with prudent investment management and preservation of capital.

Delaware National High-Yield Municipal Bond Fund
   To seek a high level of current income exempt from federal income tax primarily through investment in a portfolio of medium and lower grade municipal obligations.

Table of Contents
   LETTER TO SHAREHOLDERS                            Page  1
   PORTFOLIO MANAGERS' REVIEW                        Page  3
   DELAWARE TAX-FREE USA FUND                        Page  5
   DELAWARE TAX-FREE INSURED FUND                    Page  6
   DELAWARE TAX-FREE USA
      INTERMEDIATE FUND                              Page  7
   DELAWARE NATIONAL HIGH-YIELD
      MUNICIPAL BOND FUND                            Page  8
   PERFORMANCE SUMMARY                               Page 10
   STATEMENTS OF NET ASSETS                          Page 13
   FINANCIAL HIGHLIGHTS                              Page 27

tax-exempt
income

tradition


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                                                                  for tax-exempt
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                                                                          1

August 4, 1999

Dear Shareholder:

Three key factors--global economic uncertainty, fluctuating interest rates, and a booming stock market--substantially influenced municipal bond fund performance throughout fiscal 1999.
      During the late summer and fall of 1998, a simmering flight to quality reached full boil. Credit problems in Russia and Brazil added to investors concerns about the well-documented Pacific Rim recession, creating strong worldwide demand for the security of U.S. Treasury bonds. Municipal bond yields fell along with Treasuries, but not as sharply since they offered no real tax advantages to foreign investors.
      The Federal Reserve Board effectively calmed financial markets with three interest rate cuts in the fall and winter of 1998. Normally, lower interest rates benefit fixed-income investments. However, to many investors, the rate cuts signaled a Federal Reserve commitment to keep the U.S. economy on track amid global uncertainty, providing a springboard for an equity market rally.
      U.S. Treasuries lost much of their "safe haven" appeal during the first quarter of 1999 as a strong U.S. economy, tame inflation and growing evidence of improvement in foreign economies supported advances in the equity markets. Key equity indexes like the Dow Jones Industrial Average and the Standard and Poor's 500 Index, while somewhat volatile, posted impressive gains during the period. Municipal bond prices held up better than Treasuries due in part to a significant drop in supply.
      As summer approached, investors' focus turned to the Federal Reserve Board and a host of government reports on consumer

ANNUAL TOTAL RETURNS AT NET ASSET VALUE
--------------------------------------------------------------------------------
                                                              12 Months Ended
                                                              August 31, 1999
--------------------------------------------------------------------------------
Delaware Tax-Free USA Fund A Class                                 -2.90%
Lehman Brothers Municipal Bond Index                               +0.50%
Lipper General Municipal Debt Fund Average (262 funds)             -1.63%
--------------------------------------------------------------------------------
Delaware Tax-Free Insured Fund A Class                             -1.48%
Lehman Brothers Insured Bond Index                                 -0.29%
Lipper Insured Municipal Debt Fund Average (47 funds)              -1.72%
--------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund A Class                    +0.29%
Merrill Lynch Three-to-Seven Year Municipal Bond Index             +2.38%
Lipper Intermediate Municipal Debt Fund Average (133 funds)        +0.25%
--------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond Fund A Class           +1.08%
Lehman Brothers Municipal Bond Index                               +0.50%
Lipper High-Yield Municipal Debt Fund Average (54 funds)           -0.49%
--------------------------------------------------------------------------------
All performance shown above is at net asset value and assumes reinvestment of distributions. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. The unmanaged Lehman Brothers and Merrill Lynch indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Complete performance information for all funds can be found on pages 10 through 12.

for tax-exempt
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       2

prices, producer prices and wage increases that suggested the possibility of higher inflation. The threat of rising interest rates, which reduce the value of bonds, further dampened the 1999 performance of fixed-income investments, especially municipal bonds. As expected, the Federal Reserve raised short-term interest rates by 0.25% in June and again in August.
      The returns of Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund reflect a difficult market environment for fixed-income investments. However, all three Funds provided 12-month returns that exceeded their respective peer group funds as tracked by Lipper Analytical Services.
      The disappointing performance of Delaware Tax-Free USA Fund was largely the result of credit quality problems with industrial development bonds. On a positive note, we have completely eliminated our holdings of these bonds and look forward to more competitive results in the coming months.
      We maintain a cautious outlook for municipal bonds due to continued strength in the stock market and the Federal Reserve's vigilant position on inflation. Over the last 12 months, economic conditions proved to be less than ideal for municipal bonds. However, we believe municipal bond funds have an important place in balanced portfolios. In our view, municipal bond funds offer investors substantial value by providing:

o The potential to earn income that is exempt from federal and, in some cases, state taxes;
o     A cushion from the volatility of more growth-oriented investments; and
o     Portfolio diversification.

      In the pages that follow, your Funds' portfolio managers, Patrick P. Coyne and Mitchell L. Conery, provide an overview of the municipal bond market, discuss the performance of Delaware's national tax-free municipal bond funds and offer an outlook for the coming months. We value your ongoing commitment to Delaware Investments and look forward to updating you on your Fund's performance next March.

Sincerely,

/s/ WAYNE A. STORK
------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds

/s/ DAVID K. DOWNES
-------------------
DAVID K. DOWNES
President and Chief Executive Officer,
Delaware Investments Family of Funds

discipline


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                                                                  for tax-exempt
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                                                                         3

Portfolio Managers' Review

BY PATRICK P. COYNE AND
MITCHELL L. CONERY
Vice Presidents/Senior Portfolio Managers
August 4, 1999

MUNICIPAL BONDS OFFERED ATTRACTIVE VALUE COMPARED TO U.S. TREASURIES THROUGHOUT MUCH OF FISCAL 1999

At the outset of our fiscal year, global demand for higher quality investments increased the appeal of U.S. Treasury bonds. Prices rose sharply, driving yields to historic lows. Municipal bond prices held relatively steady, however, because:

o    Issuances of new municipal bonds were unusually high;
o Municipal bonds do not carry the full backing of the U.S. Government and so were not considered a safe haven; and
o    Municipal bonds offered no tax advantages to foreign investors.

      As a result, in October 1998, tax-free municipal bonds appeared to offer remarkable value relative to comparable U.S. Treasury bonds. Long-term municipal bond yields soared to 98% of what Treasury bonds of similar maturities offered, well above the historical average of 84% (Source: Bloomberg Business News).
      This attracted some non-traditional

market
overview

(Line Graph)
MUNICIPAL BONDS OFFER GOOD VALUE
COMPARED TO TREASURIES
--------------------------------------------------------------------------------
Date                              Yield Ratio
--------                          -----------
Feb. '89                             0.81%
Mar. '89                             0.83%
Apr. '89                             0.81%
May  '89                             0.81%
Jun. '89                             0.85%
Jul. '89                             0.86%
Aug. '89                             0.85%
Sep. '89                             0.87%
Oct. '89                             0.90%
Nov. '89                             0.87%
Dec. '89                             0.86%
Jan. '90                             0.83%
Feb. '90                             0.82%
Mar. '90                             0.83%
Apr. '90                             0.82%
May  '90                             0.82%
Jun. '90                             0.85%
Jul. '90                             0.83%
Aug. '90                             0.81%
Sep. '90                             0.81%
Oct. '90                             0.81%
Nov. '90                             0.82%
Dec. '90                             0.85%
Jan. '91                             0.84%
Feb. '91                             0.84%
Mar. '91                             0.84%
Apr. '91                             0.83%
May  '91                             0.82%
Jun. '91                             0.83%
Jul. '91                             0.82%
Aug. '91                             0.83%
Sep. '91                             0.85%
Oct. '91                             0.83%
Nov. '91                             0.83%
Dec. '91                             0.87%
Jan. '92                             0.84%
Feb. '92                             0.83%
Mar. '92                             0.83%
Apr. '92                             0.81%
May  '92                             0.82%
Jun. '92                             0.80%
Jul. '92                             0.79%
Aug. '92                             0.82%
Sep. '92                             0.84%
Oct. '92                             0.85%
Nov. '92                             0.82%
Dec. '92                             0.83%
Jan. '93                             0.83%
Feb. '93                             0.80%
Mar. '93                             0.84%
Apr. '93                             0.82%
May  '93                             0.82%
Jun. '93                             0.82%
Jul. '93                             0.84%
Aug. '93                             0.87%
Sep. '93                             0.86%
Oct. '93                             0.87%
Nov. '93                             0.86%
Dec. '93                             0.82%
Jan. '94                             0.83%
Feb. '94                             0.84%
Mar. '94                             0.87%
Apr. '94                             0.84%
May  '94                             0.81%
Jun. '94                             0.83%
Jul. '94                             0.82%
Aug. '94                             0.82%
Sep. '94                             0.81%
Oct. '94                             0.82%
Nov. '94                             0.84%
Dec. '94                             0.84%
Jan. '95                             0.81%
Feb. '95                             0.80%
Mar. '95                             0.80%
Apr. '95                             0.82%
May  '95                             0.85%
Jun. '95                             0.89%
Jul. '95                             0.86%
Aug. '95                             0.88%
Sep. '95                             0.90%
Oct. '95                             0.88%
Nov. '95                             0.87%
Dec. '95                             0.88%
Jan. '96                             0.87%
Feb. '96                             0.84%
Mar. '96                             0.86%
Apr. '96                             0.84%
May  '96                             0.84%
Jun. '96                             0.83%
Jul. '96                             0.82%
Aug. '96                             0.81%
Sep. '96                             0.80%
Oct. '96                             0.83%
Nov. '96                             0.84%
Dec. '96                             0.82%
Jan. '97                             0.82%
Feb. '97                             0.81%
Mar. '97                             0.81%
Apr. '97                             0.81%
May  '97                             0.80%
Jun. '97                             0.80%
Jul. '97                             0.82%
Aug. '97                             0.81%
Sep. '97                             0.82%
Oct. '97                             0.85%
Nov. '97                             0.86%
Dec. '97                             0.85%
Jan. '98                             0.86%
Feb. '98                             0.86%
Mar. '98                             0.87%
Apr. '98                             0.87%
May  '98                             0.87%
Jun. '98                             0.90%
Jul. '98                             0.89%
Aug. '98                             0.94%
Sep. '98                             0.97%
Oct. '98                             0.96%
Nov. '98                             0.96%
Dec. '98                             0.97%
Jan. '99                             0.95%
Feb. '99                             0.89%
Mar. '99                             0.88%
Apr. '99                             0.87%
May  '99                             0.86%
Jun. '99                             0.87%
Jul. '99                             0.86%
Aug. '99                             0.89%

--------------------------------------------------------------------------------
Municipal bonds typically offer about 84% of the income that is offered by comparable Treasury Securities. When yields exceed 84% of Treasuries, municipal bonds are considered to be undervalued.

The above chart represents the percentage of income that the average 30-year AAA-rated general obligation municipal bond provided compared to a 30-year U.S. Treasury bond. Principal and interest of municipal bonds, unlike Treasuries, are not guaranteed by the U.S. government. Source: Bloomberg Business News for tax-exempt
    income
       4

buyers, such as foreign investors and corporations, into the municipal bond market during the fourth quarter of 1998. Rather than investing in municipal bonds for their tax advantages, these buyers viewed the market as undervalued and ripe with potential for price appreciation.
      However, as higher interest rates became more likely, municipal bond yields rose during the second quarter of 1999 and throughout the summer. Many of the non-traditional investors who had purchased municipal bonds at the end of 1998 attempted to lock in profits and sold their holdings.
      By August 31, 1999, municipal bond yields had risen to 5.78%.* Treasury yields also increased, but unlike what we saw during the first quarter, less dramatically than municipal bonds. As a result, long-term municipal bond yields again reached what seemed to be very compelling levels, offering 89% of the income of comparable U.S, Treasury bonds (Source: Bloomberg Business News). Toward the end of the fiscal period, these attractive municipal bond yields appeared to be drawing investors back into the market.

ROBUST MUNICIPAL BOND SUPPLY SLOWS IN 1999
After the market absorbed a near-record $285 billion of new supply during 1998, municipal bond issues slowed substantially in 1999. During the first seven months of 1999, new municipal bond issues stood at $133 billion, down nearly 24% from same period in the previous year (Source: The Bond Buyer).
      This was due in part to a drop in refunding activity from municipalities who had already taken advantage of lower interest rates to refinance their debt in 1998. In addition, higher borrowing costs in 1999 reduced the incentive for municipalities to issue bonds to fund capital projects. While reduced supply limited our selection, it also helped keep municipal bond prices from falling as steeply as Treasuries during the equity market rally in the first quarter of 1999.

CREDIT QUALITY LEVELS OUT
Over the last three years, the municipal bond market has enjoyed steadily improving credit quality. In 1999, however, that trend appeared to wind down. So far

CREDIT QUALITY
AUGUST 31, 1999
--------------------------------------------------------------------------------
             Delaware         Delaware         Delaware           Delaware
             Tax-Free         Tax-Free       Tax-Free USA    National High-Yield
                USA            Insured       Intermediate         Municipal
               Fund             Fund             Fund             Bond Fund
--------------------------------------------------------------------------------
AAA           34.3%             83.6%            51.2%              0.6%
AA            11.3%              4.9%            14.5%              2.7%
A             16.9%              4.1%             4.7%              6.0%
BBB           23.5%              6.4%            24.9%             37.6%
BB & B         6.3%              1.0%             4.7%              8.5%
Unrated        7.7%                0%               0%             44.6%

* For A-rated, 30-year General Obligation municipal bonds. Source: Bloomberg Business News.



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                                                                  for tax-exempt
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                                                                         5

(photo of globes)

this year, credit upgrades are only slightly ahead of downgrades.
     As a result, bond issuers are beginning to offer higher yields to investors willing to take on the risk of lower rated or unrated bonds. In many cases, these higher yielding, higher risk municipal bonds are being issued by not-for-profit health care providers. We avoided these bonds because in our view, increased competition combined with state and local funding cuts will challenge the profitability of these organizations.

STRATEGIC POSITIONING
Delaware Tax-Free USA Fund
Credit problems with two industrial development bonds reduced Delaware Tax-Free USA Fund's 12-month total return. We are pleased to report that they are no longer in the portfolio and that we plan to use the losses to offset any potential capital gains.
      We continue to focus our recent purchases on higher quality bonds. During fiscal 1999, eight Delaware Tax-Free USA Fund bonds, representing 17% of the Fund's holdings, received credit upgrades. Credit upgrades lower the risk associated with a bond, which generally increases the bond's value. As of August 31, 1999, over 86 percent of the Fund was invested in investment grade bonds rated BBB or higher by Standard and Poor's.
      Largely due to our problems with the two industrial development bonds, Delaware Tax-Free USA Fund had a total return of -2.90% (Class A shares with distributions reinvested at net asset value) for the 12-month period ended August 31, 1999. This was less than the Fund's unmanaged benchmark, the Lehman Brothers Municipal Bond Index and the average return provided by a peer group of municipal bond funds with similar investment objectives.
      Consistent with our conservative approach to investing, we strive to keep Delaware Tax-Free USA Fund's duration (a measure of a fund's sensitivity to interest rate fluctuations) slightly shorter than our Lehman Brothers benchmark. This reduced the Fund's performance during the third and fourth quarters of 1998, when interest rates were falling, but helped preserve capital when interest rates rose this summer.
      As municipal bond yields rose during the second and third quarter of 1999, we tax-free
usa

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
AUGUST 31, 1999
                                     Delaware      Delaware         Delaware           Delaware
                                     Tax-Free      Tax-Free       Tax-Free USA    National High-Yield
                                        USA         Insured       Intermediate      Municipal Bond
                                       Fund          Fund             Fund               Fund
Average Maturity                    13.0 years    12.6 years        9.7 years         17.1 years
Average Duration                     7.5 years     7.7 years        6.7 years          9.0 years
AMT Income*                           13.29%         6.34%           10.38%              5.43%
Current 30-Day
   SEC Yield**
   (A Class)                           4.36%         4.09%            3.93%              4.76%
   (B and C Classes)                   3.73%         3.44%            3.19%              4.17%

--------------------------------------------------------------------------------
   * Percentage of income generated for the 12 months ended August 31, 1999 that was subject to the federal alternative minimum tax.
  **  Calculated according to Securities and Exchange Commission Guidelines.

for tax-exempt
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     6

extended our duration by selling some of our high coupon bonds and reinvesting the proceeds in longer term bonds offering significantly higher yields. As of August 31, 1999, Delaware Tax-Free USA Fund's average effective duration was 7.5 years, an increase of nearly one year from the previous year. In our view, the additional yield available at the longer end of the maturity spectrum outweighed the risk of price volatility due to rising interest rates.

Delaware Tax-Free Insured Fund
Delaware Tax-Free Insured Fund had a total return of -1.48% (Class A shares with dividends reinvested at net asset value) for the 12 months ended August 31, 1999. This was less than our benchmark, the Lehman Brothers Insured Municipal Bond Index. However, we did a better job of preserving capital than the average insured municipal bond fund tracked by Lipper Analytical Services.
      As of August 31, 1999, Delaware Tax-Free Insured Fund's duration was 7.8 years, an increase of 1.7 years during fiscal 1999, but still shorter than the Lehman Brothers Insured Municipal Bond Index. A shorter duration helped the Fund weather inflation and interest rate concerns this summer. Nevertheless, given our outlook for relatively tame inflation, we steadily increased our duration as municipal bond yields rose to increase the Fund's income potential.
      Delaware Tax-Free Insured Fund invests primarily in municipal bonds backed by private insurance. In fiscal 1998, nearly 51% of all new municipal bond issues carried insurance, according to Securities Data Corporation. Bond insurance reduces the risk of loss due to financial difficulties of an issuer.
      As defaults began to increase during 1999, however, bond insurers became more cautious, particularly in the health care sector. As a result, the percentage of municipal bond issues that carried insurance declined in 1999, limiting the Fund's opportunities to select bond's with attractive yields and solid credit protection.

AS MUNICIPAL BOND YIELDS ROSE DURING THE SECOND AND THIRD QUARTER OF 1999, WE EXTENDED OUR DURATION BY SELLING SOME OF OUR HIGH COUPON BONDS AND REINVESTING THE PROCEEDS IN LONGER-TERM BONDS OFFERING SIGNIFICANTLY HIGHER YIELDS.

tax-free
insured


TOP FIVE ALLOCATIONS BY STATE
--------------------------------------------------------------------------------
AUGUST 31, 1999

       Delaware             Delaware               Delaware                  Delaware
       Tax-Free             Tax-Free             Tax-Free USA           National High-Yield
          USA                Insured             Intermediate                Municipal
         Fund                 Fund                   Fund                    Bond Fund
Texas          9.5%    Illinois     24.6%    Pennsylvania  10.7%        Illinois        7.9%
Pennsylvania   8.9%    California   12.3%    California     9.7%        Alabama         5.8%
Florida        8.2%    Washington    9.6%    Michigan       6.7%        New Hampshire   5.7%
Massachusetts  6.8%    Ohio          6.8%    Virginia       5.5%        Missouri        5.6%
New York       6.7%    Texas         6.1%    Illinois       5.0%        Massachusetts   5.2%

                                                                  for tax-exempt
                                                                      income
                                                                         7
(photo of people)

When selecting bonds, we focused on bonds from states with strong local demand due to:

o     High personal state income tax rates;
o     Strong wealth and income figures; and
o     Favorable tax treatment of bonds.

      This strategy led us to continue investing the largest percentage of the Fund's assets in Illinois, which accounted for three of the Fund's Top 10 holdings.

Delaware Tax-Free USA Intermediate Fund
Delaware Tax-Free Intermediate Fund provided a total return of +0.29% (Class A Shares with distributions reinvested at net asset value). This exceeded the average return of the 133 funds in the Lipper Intermediate Municipal Debt Fund category, but fell short of our benchmark, the Merrill Lynch Three-to-Seven Year Municipal Bond Index.
      The Fund focuses on securities with maturities of five to 10 years. Historically, Delaware Tax-Free USA Intermediate Fund has used a barbell strategy to position our duration in the intermediate range. This meant that instead of investing in intermediate-length bonds, we invested in a mix of short- and long-term bonds to produce an intermediate-length average duration.
      Over the last six months, yields on 10-year municipal bonds rose substantially, making this sector of the market considerably more attractive. We modestly repositioned the portfolio accordingly, by shifting from our barbell strategy and investing more heavily in true intermediate-length bonds to take advantage of their rising yields.
      In the process, as of August 31, 1999, we extended the average duration of the Fund by more than a year since the

OVER THE LAST SIX MONTHS YIELDS ON 10-YEAR MUNICIPAL BONDS ROSE SUBSTANTIALLY, MAKING THIS SECTOR OF THE MARKET CONSIDERABLY MORE ATTRACTIVE.

tax-free
usa intermediate

(column graph)

TREASURIES VS. MUNICIPAL BONDS
WHAT AN INVESTOR REALLY EARNS AFTER TAXES
--------------------------------------------------------------------------------
YIELDS AS OF AUGUST 31, 1999

         30-Year                  30-Year                30-Year
      Treasury Bond            Treasury Bond           AAA General
          Yield                    Yield             Obligation Bond
      Before Taxes              After Taxes               Yield
--------------------------------------------------------------------------------
          6.21%                    3.75%                  5.20%

                           The Difference 1.45%

Principal and interest of municipal bonds, unlike Treasuries, are not guaranteed by the US government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.
Source: Bloomberg Business News

The chart to the left shows 30-year Treasury bond yields vs. AAA rated municipal bond yields for an investor in the 39.6% income tax bracket.

for tax-exempt
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     8

beginning of the fiscal year. This strategy seemed appropriate as longer term bonds began to offer substantially higher yields in return for increased sensitivity to fluctuating interest rates.
      Counterbalancing our slightly more aggressive duration strategy was a conservative approach to bond quality. We focused the majority of our new purchases on higher quality bonds. The table on page 4 shows that as of August 31,1999, more than 51% of the Fund's holdings were invested in bonds rated AAA by Standard and Poor's, the highest rating possible. In our opinion, with the exception of some health care issues which we considered too risky, municipal bonds offered investors minimal additional yield in return for higher credit risk.

Delaware National High-Yield Municipal Bond Fund
We normally position the duration of Delaware National High-Yield Municipal Bond Fund slightly shorter than the average duration of our benchmark, the Lehman Brothers Municipal Bond Index. Since the Fund invests in higher yielding, higher risk bonds, we generally believe it makes sense to limit our sensitivity to the additional risk of interest rate changes.
      We gradually extended Delaware National High-Yield Municipal Bond Fund's duration throughout fiscal 1999 as the yield gap between short-term bonds and long-term bonds widened. As of August 31, 1999, this strategy helped us outpace both the Lehman Brothers Municipal Bond Index and the average return of our peers in the Lipper High-Yield Municipal Debt Fund Average with a 12-month total return of +1.08% (Class A shares with distributions reinvested at net asset value).
      Over the last 12 months, more than 13% of Delaware National High-Yield Municipal Bond Fund's holdings were pre-refunded. Issuers often pre-refund their bonds when interest rates are low in order to reduce their interest costs. Pre-refunded bonds can help the Fund because they become backed by U.S. government bonds, which improves their credit quality. The price of a pre-refunded bond can also rise because pre-refunding reduces the bond's sensitivity to fluctuating interest rates.
      Throughout fiscal 1999, bond issuers offered little incentive for investing in bonds with lower credit ratings. We found the most attractive opportunities to increase the Fund's income in non-rated securities, which as of August 31, 1999, made up 45% of the Fund's portfolio. In most cases, these bonds were issued by small, rural municipalities looking to avoid the expense of obtaining a Standard and Poor's or Moody's Investors Service rating. We carefully research non-rated bond issues before we purchase them and continue to monitor their credit quality on a regular basis.

high-yield

WE GRADUALLY EXTENDED DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND'S DURATION THROUGHOUT FISCAL 1999 AS THE GAP BETWEEN YIELDS OF SHORT-TERM BONDS AND LONG-TERM BONDS WIDENED.

                                                                  for tax-exempt
                                                                       income
                                                                          9

OUTLOOK
As the U.S. economy continued its record peacetime expansion, we began to see signs of overheating in the late spring of 1999. A primary concern for the Federal Reserve Board has been rising labor costs. As economic expansion continues to create new jobs, competition between employers looking to fill those positions is leading to higher wages. While this scenario certainly benefits employees, the Fed is concerned that higher labor costs will eventually translate to higher consumer prices.
      Another potential source of inflation is vigorous U.S. consumer spending. Confident about their jobs, their income prospects and the economy, consumers opened their wallets to retailers at a brisk pace throughout fiscal 1999. In August, retail sales increased by 1.2%, more than twice what analysts had predicted, and the largest gain in six months (Source: Bloomberg Business News).
      Despite rising wages and steady consumer spending, we believe that with two short-term interest rate hikes this summer, the Federal Reserve has gone a long way toward stifling inflation. In August, consumer prices (excluding food and energy) rose at the smaller than expected rate of just 0.1%. Wage increases in August, according to a government employment report, were also below expectations.
      At their October 5 meeting, the Federal Reserve Board adopted a "tightening" bias, increasing the likelihood that they will raise rates again in November. However, unless labor costs or consumer prices begin to accelerate rapidly, we think substantial interest rate hikes in 1999 will not be necessary. If inflation remains relatively tame and interest rates stabilize, this could promote stronger price performance for tax-free municipal bonds in the coming months.
      We also expect refunding activity to remain light during the next several months, which should continue to limit the supply of available municipal bonds. Reduced municipal bond supply may contribute to higher municipal bond prices.
      While the short-term outlook for municipal bonds is somewhat uncertain, we continue to believe they offer an important long-term benefit to investors seeking to increase their income potential but not their tax burden. In addition to their tax advantages, municipal bonds also offer investors another option to help diversify their portfolio and reduce volatility.

outlook

(photo of family sitting on beach)
for tax-exempt
   income
     10

Performance Summary

(line graph)
DELAWARE TAX-FREE USA FUND A CLASS
DELAWARE TAX-FREE INSURED FUND A CLASS
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 1, 1989 TO AUGUST 31, 1999

                    Delaware         Delaware         Lehman            U.S.
                    Tax-Free         Tax-Free        Brothers         Consumer
                    USA Fund       Insure Fund      Municipal       Price Index
                     Class A          Class A       Bond Index       (Inflation)
--------------------------------------------------------------------------------
Aug. '89           $ 9,627           $ 9,622          $10,000         $10,000
Aug. '90             9,868            10,068           10,643          10,562
Aug. '91            11,040            11,196           11,898          10,963
Aug. '92            12,356            12,342           13,197          11,308
Aug. '93            13,796            13,511           14,840          11,621
Aug. '94            14,001            13,584           14,861          11,958
Aug. '95            14,945            14,444           16,179          12,271
Aug. '96            15,231            15,004           17,026          12,622
Aug. '97            16,418            16,214           18,600          12,905
Aug. '98            17,710            17,422           20,208          13,114
Aug. '99           $17,194           $17,162          $20,319         $13,419

Chart assumes a $10,000 investment on September 1, 1989, a 3.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


DELAWARE TAX-FREE USA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                              Lifetime    Ten Years    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 1/11/84)
   Excluding Sales Charge       +8.44%     +5.99%         +4.22%       -2.90%
   Including Sales Charge       +8.18%     +5.58%         +3.43%       -6.53%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge       +3.46%                    +3.39%       -3.67%
   Including Sales Charge       +3.31%                    +3.07%       -7.35%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge       +2.26%                                 -3.67%
   Including Sales Charge       +2.26%                                 -4.59%

DELAWARE TAX-FREE INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                              Lifetime    Ten Years    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 3/25/85)
   Excluding Sales Charge       +7.27%     +5.97%         +4.81%       -1.48%
   Including Sales Charge       +6.98%     +5.56%         +4.01%       -5.14%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge       +4.09%                    +3.98%       -2.27%
   Including Sales Charge       +3.94%                    +3.65%       -5.98%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge       +3.02%                                 -2.27%
   Including Sales Charge       +3.02%                                 -3.20%

Performance for all Funds includes reinvestment of distributions and applicable sales charge as described on page 12. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares, excluding sales charge, assumes either contingent deferred sales charge did not apply or the investment was not redeemed.

                                                                  for tax-exempt
                                                                       income
                                                                         11

(line graph)
DELAWARE TAX-FREE USA INTERMEDIATE FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
JANUARY 7, 1993 TO AUGUST 31, 1999

                         U.S.              Delaware          Merrill Lynch
                       Consumer          Tax-Free USA     Three-To-Seven Year
                      Price Index        Intermediate          Municipal
                      (Inflation)        Fund Class A          Bond Index
--------------------------------------------------------------------------------
Jan. '93               $10,000             $ 9,729             $10,000
Aug. '93                10,154              10,596              10,498
Aug. '94                10,449              10,817              10,687
Aug. '95                10,722              11,513              11,413
Aug. '96                11,029              12,032              11,834
Aug. '97                11,276              12,823              12,580
Aug. '98                11,459              13,749              13,459
Aug. '99               $11,725             $13,789             $13,780

Chart assumes a $10,000 investment on January 7, 1993, a 2.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

DELAWARE TAX-FREE USA INTERMEDIATE FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                                     Lifetime      Five Years      One year
--------------------------------------------------------------------------------
Class A (Est. 1/7/93)
     Excluding Sales Charge           +5.52%         +5.00%         +0.29%
     Including Sales Charge           +5.09%         +4.42%         -2.44%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
     Excluding Sales Charge           +4.29%         +4.11%         -0.56%
     Including Sales Charge           +4.29%         +4.11%         -2.48%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
     Excluding Sales Charge           +3.53%                        -0.56%
     Including Sales Charge           +3.53%                        -1.52%

Performance for all classes includes reinvestment of distributions and applicable sales charge as described on page 12. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares, excluding sales charge, assumes either contingent deferred sales charge did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

for tax-exempt
   income
     12

(line graph)
DELAWARE NATIONAL HIGH YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 1, 1989 TO AUGUST 31, 1999

                      Lehman             U.S. Consumer      Delaware National
                     Brothers                Price              High Yield
                    Municipal                Index            Municipal Bond
                    Bond Index            (Inflation)          Fund Class A
--------------------------------------------------------------------------------
Aug. '89             $10,000               $10,000               $ 9,628
Aug. '90              10,643                10,562                10,200
Aug. '91              11,898                10,963                11,276
Aug. '92              13,197                11,308                12,611
Aug. '93              14,840                11,621                14,065
Aug. '94              14,861                11,958                14,312
Aug. '95              16,179                12,271                15,423
Aug. '96              17,026                12,622                16,535
Aug. '97              18,600                12,905                18,225
Aug. '98              20,208                13,114                19,892
Aug. '99             $20,319               $13,419               $20,106

Chart assumes a $10,000 investment on September 1, 1989, a 3.75% front-end sales charge and reinvestment of all distributions. High-Yield securities involve greater risks than bonds with investment grade credit ratings. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1999

                              Lifetime     Ten Years     Five Years     One year
--------------------------------------------------------------------------------
Class A (Est. 9/22/86)
     Excluding Sales Charge    +7.61%       +7.67%         +7.09%        +1.08%
     Including Sales Charge    +7.30%       +7.26%         +6.26%        -2.70%
--------------------------------------------------------------------------------
Class B (Est. 12/18/96)
     Excluding Sales Charge    +5.44%                                    +0.42%
     Including Sales Charge    +4.42%                                    -3.41%
--------------------------------------------------------------------------------
Class C (Est. 5/26/97)
     Excluding Sales Charge    +5.12%                                    +0.32%
     Including Sales Charge    +5.12%                                    -0.64%

Performance for all classes includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares, excluding sales charge, assumes either contingent deferred sales charge did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Voluntary expense limitations were in effect for Delaware USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund for the periods shown. Returns would have been lower without the limitations.

Class A returns for all Funds except Delaware Tax-Free USA Intermediate Fund reflect the effect of a 3.75% front-end sales charge and a 12b-1 fee (in effect after 6/1/92 for Delaware Tax-Free USA and Delaware Tax-Free Insured Funds). Class A returns for Delaware Tax-Free USA Intermediate Fund reflect the effect of a 2.75% front-end sales charge and a 12b-1 fee.
Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. All Funds are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year except Delaware Tax-Free USA Intermediate Fund, which has up to a 2% deferred sales charge if redeemed before the end of the third year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                        for tax-exempt income 13

Financial Statements

DELAWARE GROUP TAX-FREE FUND, INC. - DELAWARE TAX-FREE USA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999

                                                          Principal      Market
                                                           Amount         Value
MUNICIPAL BONDS - 98.37%
Continuing Care/Retirement Revenue
   Bonds - 1.39%
Clark County, Nevada Assisted Living Homestead
   (Boulder City Project / Volunteers of America)
   6.50% 12/01/27......................................  $  500,000 $    498,650
Delaware County, Pennsylvania Authority Revenue
   Main Line & Haverford Nursing Home
   9.00% 08/01/22......................................   1,950,000    2,176,512
Delaware State Economic Development Authority
   First Mortgage Peninsula United Methodist
   Series A 6.20% 05/01/15.............................   4,000,000    4,116,680
Delaware State Economic Development Authority
   Unrefunded Balance First Mortgage Peninsula
   United Methodist Series A 8.50% 05/01/22............     455,000      498,325
                                                                    ------------
                                                                       7,290,167
                                                                    ------------
Convention Center/Stadium Revenue
   Bonds - 0.65%
Metropolitan Pier & Exposition Authority Illinois
   Hospitality Facilities (McCormick PL Convention)
   6.25% 07/01/17......................................   3,300,000    3,398,835
                                                                    ------------
                                                                       3,398,835
                                                                    ------------
General Obligation Bonds - 6.32%
Albuquerque, New Mexico Gross Receipts Tax
   Revenue 5.00% 07/01/25..............................   4,000,000    3,573,960
Florida State Board of Education Capital Outlay
   Public Education Series A 4.75% 06/01/28............   5,000,000    4,214,250
Florida State Board of Education Capital Outlay
   Unrefunded Balance Series A 7.25% 06/01/23..........   2,445,000    2,557,030
New York City, New York Unrefunded Balance
   Series E 6.00% 08/01/26.............................   9,220,000    9,327,136
New York City, New York Series H
   6.125% 08/01/25.....................................  10,000,000   10,226,600
Texas State General Obligation (Veteran's Land Bank)
   7.40% 12/01/20......................................   3,000,000    3,158,730
                                                                    ------------
                                                                      33,057,706
                                                                    ------------
Higher Education Revenue Bonds - 5.88%
Colorado Springs, Colorado Revenue
   (Colorado College Project) 5.25% 06/01/24...........   2,000,000    1,871,180
District of Columbia Revenue
   (Gonzaga College High School)
   5.375% 07/01/29.....................................   5,000,000    4,679,650
Missouri State Health and
    Educational Facilities Authority
   (Washington University) 4.75% 11/15/37..............  15,000,000   12,392,248
New Hampshire Higher Education & Health
   Facilities Authority Revenue (New Hampton
   School Issue) 5.375% 10/01/28.......................   2,000,000    1,707,360
New York State Dorm Authority Revenue Drivers
   6.39% 05/15/15......................................  10,500,000   10,107,930
                                                                    ------------
                                                                      30,758,368
                                                                    ------------

                                                          Principal      Market
                                                           Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Hospital Revenue Bonds - 4.64%
Allegheny County, Pennsylvania Hospital
   Development Authority Revenue
   7.00% 08/01/15......................................  $  375,000   $  373,579
Allegheny County, Pennsylvania Hospital
   Development Authority Revenue
   (Allegheny Valley Hospital) 7.75% 08/01/20..........   1,000,000      996,000
Connecticut State Development Authority Revenue
   5.25% 08/01/19......................................   1,000,000      942,240
Monroeville, Pennsylvania Hospital Authority
   (Forbes Health System)
   6.25% 10/01/15......................................   2,000,000    1,972,180
   7.00% 10/01/03......................................   2,435,000    2,431,664
   7.00% 10/01/13......................................   3,000,000    2,989,950
Philadelphia Hospital & Higher Education
   Facilities Authority Hospital Revenue
   (Jeanes Health System Project)
   5.875% 07/01/17.....................................   4,575,000    4,401,150
   6.85% 07/01/22......................................   7,000,000    7,298,690
Westmoreland County, Pennsylvania Industrial
   Development Authority Revenue
   5.25% 07/01/15......................................   3,185,000    2,841,020
                                                                    ------------
                                                                      24,246,473
                                                                    ------------
Housing Revenue Bonds - 5.16%
Alaska State Housing Finance Corporation
   Collateralized Mortgage Obligation Series A
   7.05% 06/01/25 (GNMA/FNMA)..........................      80,000       82,404
Dade County Housing Finance Authority Single
   Family Mortgage 6.70% 04/01/28
   (GNMA/FNMA) AMT.....................................   4,500,000    4,656,105
Massachusetts State Housing Finance Agency
   Revenue Family Mortgage 6.95% 06/01/16..............   2,470,000    2,577,741
Montgomery County, Pennsylvania Redevelopment
   Authority Multi-Family Housing Revenue
   (KBF Associates L.P.) 7.25% 07/01/25................   4,935,000    5,118,779
Tennessee Housing Development Agency
   Series B 6.60% 07/01/25.............................   1,885,000    1,960,325
Utah State Housing Finance Agency,
   Single Family Mortgage
   Series A 7.20% 01/01/27 (FHA/VA) AMT................     905,000      935,815
Virginia State Housing Development Authority
   Series A 7.10% 01/01/25.............................   7,500,000    7,751,925
Wisconsin Housing & Economic Development
   Authority Home Ownership Series B
   6.75% 09/01/25 AMT..................................   3,775,000    3,900,858
                                                                    ------------
                                                                      26,983,952
                                                                    ------------

14 for tax-exempt income

DELAWARE TAX-FREE USA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                          Principal     Market
                                                           Amount        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Industrial Development Revenue
   Bonds - 1.19%
Matagorda County, Texas Naval District Revenue
   (Reliant Energy Inc) Series A
   5.25% 06/01/26......................................  $1,500,000 $  1,392,285
Pennsylvania Economic Development Finance
   Authority Solid Waste Disposal Revenue
   (USG Corp Project) 6.00% 06/01/31...................   5,000,000    4,827,750
                                                                    ------------
                                                                       6,220,035
                                                                    ------------
Pollution Control Revenue
   Bonds - 16.07%
Burke County, Georgia Development Authority
   Pollution Control Revenue 5.40% 05/01/34............   2,750,000    2,536,408
Claiborne County, Mississippi System Energy
   Resources Inc. 7.30% 05/01/25.......................   3,000,000    3,095,520
Clark County, Nevada Industrial Development Revenue
   (Nevada Power Co. Project) Series C
   7.20% 10/01/22......................................   8,000,000    8,592,960
Illinois Development Finance Authority
   (Central Illinois Public Service Co.)
   Series A 7.60% 03/01/14.............................   6,000,000    6,212,100
Michigan State Strategic Fund Limited
   Obligation Revenue Refunding Detroit Edison
   Series A 5.55% 09/01/29 AMT.........................   6,000,000    5,698,200
Mississippi Business Finance Corp, Mississippi
   Pollution Control Revenue 5.90% 05/01/22............   4,520,000    4,240,890
New Hampshire State Business Finance Authority
   Pollution Control Revenue Refunding Public
   Service Company Series D
   6.00% 05/01/21 AMT..................................   3,000,000    2,880,420
Nez Perce County, Idaho Refunding
   (Potlatch Corp Project) 6.00% 10/01/24..............   7,000,000    6,990,550
Parish of West Feliciana, Louisiana
   (Gulf States Utilities Co. Project) Series A
   7.50% 05/01/15......................................  22,700,000   24,373,217
Petersburg, Indiana (Indianapolis Power & Light
   Co. Project) 6.625% 12/01/24........................   9,350,000   10,191,313
Sabine River Authority Texas (Southwestern Electric
   Power) 6.10% 04/01/18 (MBIA)........................   4,000,000    4,173,280
Sweetwater County, Wyoming Pollution
   Control Revenue (Idaho Power Company)
    Series A 6.05% 07/15/26............................   5,000,000    5,047,350
                                                                    ------------
                                                                      84,032,208
                                                                    ------------
Power Authority Revenue Bonds - 9.66%
**Georgia Municipal Electric Authority Series L
   8.25% 01/01/09......................................   5,000,000    2,904,200
Guam Power Authority Series A
   5.125% 10/01/29.....................................   6,675,000    5,941,818
**Intermountain Power Agency, Utah Series 87D
   Power Supply Revenue 9.25% 07/01/20.................  95,575,000   17,320,102
Lower Colorado River Authority, Texas Series B
   6.00% 01/01/15......................................   5,000,000    5,067,550
Northern Municipal Power Agency, Minnesota
   Electric System Revenue Series A
   5.00% 01/01/21......................................   8,500,000    7,692,500




                                                          Principal     Market
                                                           Amount        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Power Authority Revenue Bonds (Continued)
Puerto Rico Electric Power Authority Series EE
   4.75% 07/01/24......................................  $5,500,000 $  4,731,760
Tallahassee Florida Energy Systems Revenue
   Series A 4.75% 10/01/26.............................   8,000,000    6,839,920
                                                                    ------------
                                                                      50,497,850
                                                                    ------------
 * Pre-Refunded Bonds - 18.13%
City of Chicago, Illinois Skyway Toll Bridge
   Revenue 6.75% 01/01/17-04...........................   3,300,000    3,645,972
Delaware State Economic Development Authority
   Peninsula United Methodist First Mortgage
   Series A 8.50% 05/01/22-02..........................   3,045,000    3,415,790
Florida State Board of Education Series A
   Prerefunded Balance 7.25% 06/01/23-00...............   2,555,000    2,672,070
Kentucky State Turnpike Authority
   7.25% 05/15/10-00...................................   6,855,000    7,125,224
Louisiana Public Facilities Authority Hospital
   Revenue (Southern Baptist Hospital, Inc.)
   (Escrowed to Maturity) 8.00% 05/15/12...............   8,490,000    9,851,117
Massachusetts State General Obligation
   7.50% 12/01/07-00...................................   6,615,000    7,033,730
Massachusetts State Water Resource Authority Series A
   7.50% 04/01/09-00...................................   1,080,000    1,125,176
   7.50% 04/01/16-00...................................   7,300,000    7,605,359
Michigan State Hospital Finance Authority
   Revenue (Genesys Health Systems) Series A
   7.50% 10/01/27-05...................................   8,130,000    9,358,037
   8.125% 10/01/21-05..................................   4,000,000    4,795,960
New Hampshire State Turnpike System Revenue
   7.375% 04/01/12-00..................................   3,000,000    3,122,490
   7.40% 04/01/20-00...................................  11,675,000   12,153,325
New York City, New York Prerefunded Series E
   6.00% 08/01/26-06...................................     780,000      847,696
Tampa, Florida (Florida Aquarium Project)
   7.75% 05/01/27-02...................................  20,000,000   22,035,600
                                                                    ------------
                                                                      94,787,546
                                                                    ------------
Sales Tax Revenue Bonds - 0.57%
Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Series A
   5.50% 12/15/26......................................   3,000,000    2,953,890
                                                                    ------------
                                                                       2,953,890
                                                                    ------------
School District General Obligation Bonds - 0.91%
Fort Bend Texas Independent School District
   5.375% 02/15/24.....................................   5,000,000    4,774,200
                                                                    ------------
                                                                       4,774,200
                                                                    ------------
Solid Waste Disposal Revenue Bonds - 3.98%
Ashland, Kentucky Waste Water Treatment Sewer
   & Solid Waste Revenue (Ashland, Inc. Project)
   7.125% 02/01/22 AMT.................................  13,200,000   14,220,756
Pennsylvania Economic Development Financing
   Authority Wastewater Treatment (Sun Co. R & M
   Project) Series A 7.60% 12/01/24 AMT................   6,000,000    6,610,620
                                                                    ------------
                                                                      20,831,376
                                                                    ------------
                                                        for tax-exempt income 15

DELAWARE TAX-FREE USA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                          Principal    Market
                                                           Amount       Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Transportation Revenue Bonds - 17.97%
Alliance, Texas Special Facilities Revenue (Federal
   Express Corp. Project) 6.375% 04/01/21 AMT.......... $ 6,000,000  $ 6,064,680
Atlanta, Georgia Special Purpose Facilities Revenue
   (Delta Airlines Project) 7.50% 12/01/19.............   1,500,000    1,538,160
Chesapeake, Virginia Toll Road Revenue Expressway
   Series A 5.625% 07/15/32............................   2,260,000    2,138,796
Connector 2000 Association Inc. South Carolina Toll
   Road Revenue Senior (Southern Connector
   Project) Series A 5.375% 01/01/38...................   4,000,000    3,441,400
Dallas-Fort Worth, Texas Intl. Airport Facilities
   Improvement (American Airlines Inc.)
   7.50% 11/01/25 AMT..................................   8,250,000    8,648,228
Foothill/Eastern Transportation Corridor Agency
   California Toll Road Revenue Senior Lien
   Series A 5.75% 01/15/40.............................   6,500,000    6,206,200
Indianapolis, Indiana Airport Authority Special
   Facilities (Federal Express Corp. Project)
   7.10% 01/15/17 AMT..................................   7,800,000    8,463,078
Kenton County, Kentucky Airport Board Special
   Facilities (Delta Airlines Project) Series A
   Series A 7.25% 02/01/22.............................   4,250,000    4,501,005
   Series B 7.50% 02/01/12.............................   2,000,000    2,132,560
Massachusetts State Turnpike Authority
   Metropolitan Highway System Revenue Series A
   5.00% 01/01/39......................................  20,000,000   17,366,000
Oklahoma State Turnpike Authority 1st Senior
   6.00% 01/01/22......................................  13,535,000   14,379,719
   6.00% 01/01/22 (Escrowed to Maturity)...............   7,465,000    7,504,191
Puerto Rico Commonwealth Highway & Transportation
   Authority (Highway Improvements) Series Y
   4.75% 07/01/23......................................   2,000,000    1,728,180
   5.00% 07/01/28......................................   2,000,000    1,792,440
   5.00% 07/01/36......................................   3,000,000    2,661,120
Tulsa, Oklahoma Municipal Airport (American Airlines)
   7.35% 12/01/11......................................   5,000,000    5,382,550
                                                                    ------------
                                                                      93,948,307
                                                                    ------------
Water & Sewer Revenue Bonds - 2.55%
Atlanta, Georgia Water & Wastewater Revenue
   Series A 5.00% 11/01/38.............................   9,000,000    7,840,620
Highlands Ranch Metropolitan District Number 3
   5.25% 12/01/14......................................   1,750,000    1,685,863
Houston, Texas Water and Sewer Systems Revenue
   Series A 4.75% 12/01/24.............................   4,500,000    3,819,375
                                                                    ------------
                                                                      13,345,858
                                                                    ------------
Other Revenue Bonds - 3.30%
Austin Texas Revenue Refunded Sub Lien
   5.25% 05/15/25......................................  13,500,000   12,841,875
Luzerne County Industrial Development Authority
   (Pennsylvania Gas & Water Co. Project) Series A
   7.00% 12/01/17 AMT..................................   4,000,000    4,416,640
                                                                    ------------
                                                                      17,258,515
                                                                    ------------
Total Municipal Bonds (cost $496,509,544)..............              514,385,286
                                                                    ------------



                                                          Principal      Market
                                                           Amount         Value
--------------------------------------------------------------------------------
+VARIABLE RATE NOTES - 0.86%
New York Dorm Authority Putters Float
   3.32% 05/15/15......................................  $4,500,000 $  4,500,000
                                                                    ------------
Total Variable Rate Notes (cost $4,500,000)............                4,500,000
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 99.23%
   (cost $501,009,544)............................................. $518,885,286
RECEIVABLES AND OTHER ASSETS NET OF
   LIABILITIES - 0.77%.............................................    4,017,575
                                                                    ------------
NET ASSETS APPLICABLE TO 48,032,223
   SHARES ($0.01 PAR VALUE)
   OUTSTANDING - 100.00%........................................... $522,902,861
                                                                    ============

NET ASSET VALUE - TAX-FREE USA FUND A CLASS
   ($485,239,621 / 44,572,598 SHARES)..............................       $10.89
                                                                          ======
NET ASSET VALUE - TAX-FREE USA FUND B CLASS
   ($34,248,581 / 3,145,964 SHARES)................................       $10.89
                                                                          ======
NET ASSET VALUE - TAX-FREE USA FUND C CLASS
   ($3,414,659 / 313,661 SHARES)...................................       $10.89
                                                                          ======
---------------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**   The interest rate shown for this security is the effective yield.
 + Variable Rate Notes - The interest rate shown is the rate as of August 31, 1999.

Summary of Abbreviations:
   AMT - Subject to Federal Alternative Minimum Tax
FHA/VA - Insured by the Federal Housing Association/Veterans Association
  FNMA - Insured by the Federal National Mortgage Association
  GNMA - Insured by the Government National Mortgage Association
  MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 500,000,000 shares
   authorized to the Tax-Free USA Fund............................ $531,527,950
Accumulated net realized loss on investments......................  (26,500,831)
Net unrealized appreciation of investments........................   17,875,742
        .......................................................... ------------
Total net assets.................................................. $522,902,861
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE - TAX-FREE USA FUND
Net asset value A Class (A).......................................       $10.89
Sales charge (3.75% of offering price or 3.86% of amount
   invested per share) (B)........................................         0.42
                                                                         ------
Offering price....................................................       $11.31
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                              See accompanying notes

16 for tax-exempt income

DELAWARE GROUP TAX-FREE FUND, INC. -
DELAWARE TAX-FREE INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                          Principal      Market
                                                           Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 100.12%
General Obligation Bonds - 0.76%
Columbus, Ohio Tax Increment Financing Revenue
   4.875% 12/01/24 (AMBAC).............................    $500,000 $    434,285
Oak Hills, Ohio Local School District
   5.125% 12/01/25 (MBIA)..............................     150,000      137,555
                                                                    ------------
                                                                         571,840
                                                                    ------------
Higher Education Revenue Bonds - 3.55%
District of Columbia - Revenue (Gonzaga College
   High School) 5.375% 07/01/29 (FSA)..................     590,000      552,199
Massachusetts State Health & Education Facilities
   Authority (Boston College) Series J
   6.625% 07/01/21 (FGIC)..............................      80,000       84,130
Massachusetts State Industrial Finance Agency
   Revenue Higher Education (Clark University Project)
   6.10% 07/01/16......................................   1,250,000    1,279,838
Missouri State Health & Educational Facilities
   Authority (Central Institute for the Deaf)
   5.85% 01/01/22 (ASSET GTY)..........................     750,000      743,940
                                                                    ------------
                                                                       2,660,107
                                                                    ------------
Hospital Revenue Bonds - 11.03%
Connecticut Development Authority Revenue
   5.25% 08/01/19 (ASSET GTY)..........................   1,000,000      942,240
Fort Wayne, Indiana Hospital Authority
   6.40% 11/15/22 (MBIA)...............................   2,250,000    2,427,548
Monroeville, Pennsylvania Hospital Authority
   Hospital Revenue (Forbes Health System)
   7.00% 10/01/03......................................     745,000      743,979
Wisconsin State Health & Education Facilities
   (Sisters Sorrowful Mother) Series A
   5.70% 08/15/26 (MBIA)...............................   4,200,000    4,154,220
                                                                    ------------
                                                                       8,267,987
                                                                    ------------
Housing Revenue Bonds - 13.34%
California Housing Finance Agency Series B
   6.85% 08/01/23 (MBIA)...............................   3,860,000    4,026,212
Illinois Development Finance Authority Revenue
   Reference Mortgage Federal Housing Authority
   (Section 8) Series A 5.80% 07/01/28 (MBIA)..........   2,790,000    2,762,742
Massachusetts State Housing Agency Revenue
   Family Mortgage 5.65% 06/01/17 (FSA)................     475,000      471,276
New Mexico Mortgage Finance Authority
   (Single Family Mortgage Program) Series C
   6.20% 07/01/26 (GNMA/FNMA)..........................   1,000,000    1,019,750
Palm Desert, California Finance Housing Authority
   Tax Allocation Revenue (Housing Set Aside)
   5.10% 10/01/27 (MBIA)...............................   1,875,000    1,720,725
                                                                    ------------
                                                                      10,000,705
                                                                    ------------
Industrial Development Revenue Bonds - 2.79%
Luzerne County, Pennsylvania Industrial Development
   Authority (Pennsylvania Gas & Water Co. Project)
   7.00% 12/01/17 (AMBAC)..............................   1,000,000    1,104,160



                                                          Principal    Market
                                                           Amount       Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Industrial Development Revenue Bonds (Continued)
Michigan State Strategic Funding Limited Obligation
   Revenue (Detroit Edison) Series A
   5.55% 09/01/29 (MBIA)...............................  $1,000,000 $    949,700
Ohio State Air Quality Development Authority
   Revenue JMG Funding LTD Partnership Project.
   5.625% 10/01/22 (AMBAC).............................      35,000       34,224
                                                                    ------------
                                                                       2,088,084
                                                                    ------------
Leases/Certificates of Participation - 1.88%
Missouri State Certificates of Participation
   (Bonne Terre Prison Project) - Series A
   5.15% 06/01/19 (AMBAC)..............................   1,500,000    1,407,915
                                                                    ------------
                                                                       1,407,915
                                                                    ------------
Pollution Control Revenue Bonds - 14.85%
Matagora County, Texas Naval District No1.
   Revenue (Reliant Energy Inc.) Series A
   5.25% 06/01/26 (AMBAC)..............................     500,000      464,095
Mississippi Business Finance, Mississippi Pollution
   Control Revenue (Systems Energy Resource Inc.
   Project) 5.90% 05/01/22.............................   1,500,000    1,407,375
Northampton County, Pennsylvania Industrial
   Development Authority (Citizens Utilities Co.)
   6.95% 08/01/15......................................   1,000,000    1,043,440
Ohio State Air Quality Development Authority (Ohio
   Edison) Series A 7.45% 03/01/16 (FGIC)..............   2,000,000    2,066,540
Salem County, New Jersey Industrial Pollution Control
   Financing Authority (Public Service Electric &
   Gas Co.) Series D 6.55% 10/01/29 (MBIA).............   4,000,000    4,337,080
Trinity River, Texas Pollution Control Revenue
   Bonds (Texas Instruments Inc. Project)
   6.20% 03/01/20 (AMT)................................   1,750,000    1,805,895
                                                                    ------------
                                                                      11,124,425
                                                                    ------------
Power Authority Revenue Bonds - 2.49%
Central Valley Financing Authority California
   Cogeneration Project Revenue Refunding
   (Carson Ice-General Project)
   5.00% 07/01/18 (MBIA)...............................   2,000,000    1,867,920
                                                                    ------------
                                                                       1,867,920
                                                                    ------------
 * Pre-Refunded Bonds - 26.05%
Austin, Texas Revenue Series A
   6.00% 05/15/15-00 (FGIC)............................   1,090,000    1,107,702
Massachusetts State Health & Education Facilities
   Authority Revenue Series J
   6.625% 07/01/21-01 (FGIC)...........................   2,420,000    2,572,629
Michigan State Hospital Finance Authority Revenue
   Series A (Genesys Health Systems)
   7.50% 10/01/27-05...................................   1,500,000    1,726,575
Regional Transit Authority Illinois Revenue Series D
   6.75% 06/01/25-04 (FGIC)............................   7,970,000    8,864,075
                                                        for tax-exempt income 17

DELAWARE TAX-FREE INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                          Principal      Market
                                                           Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Pre-Refunded Bonds (Continued)

Seattle,Washington Municipality Metropolitan
   Seattle Sewer Revenue Series U
   6.60% 01/01/32-01 (FGIC)............................ $ 5,000,000 $  5,256,300
                                                                    ------------
                                                                      19,527,281
                                                                    ------------
Transportation Revenue Bonds - 12.96%
** Alameda, California Corridor Transportation
   Authority Series A (Capital Appreciation Bonds)
   5.25% 10/01/30 (MBIA)...............................  10,000,000    1,636,400
Alliance,Texas Special Facility Revenue (Federal
   Express Corp. Project ) 6.375% 04/01/21.............   1,000,000    1,010,780
Chicago, Illinois O'Hare International Airport Senior
   Lien - Series A 5.00% 01/01/16 (MBIA)...............   5,000,000    4,650,950
Dayton, Ohio Special Facilities Revenue (Air Freight)
   Series F 6.05% 10/01/09 (MBIA)......................   2,320,000    2,412,127
                                                                    ------------
                                                                       9,710,257
                                                                    ------------
Water & Sewer Revenue Bonds - 7.53%
Atlanta, Georgia Water & Wastewater Revenue
   Series A 5.00% 11/01/38 (FGIC)......................   1,000,000      871,180
Atlanta, Georgia Water & Wastewater Revenue
   Series A 5.50% 11/01/15 (FGIC)......................   1,250,000    1,264,613
Melrose Park Illinois Water Revenue
   Series A 5.00% 07/01/20 (MBIA)......................   2,400,000    2,174,784
North Springs Import District Florida
   Water Revenue 4.75% 10/01/23 (MBIA).................   1,550,000    1,332,985
                                                                    ------------
                                                                       5,643,562
                                                                    ------------
Other Revenue Bonds - 2.89%
Austin Texas Utility System Revenue
   6.00% 05/15/15 (FGIC)...............................     185,000      186,330
Washington State Housing Finance Commission Nonprofit
   (VA Mason Research Center Project) Series A
   5.70% 01/01/24 (LOC US Bank Trust N.A.).............   2,000,000    1,979,060
                                                                    ------------
                                                                       2,165,390
                                                                    ------------
Total Municipal Bonds (cost $72,849,943)...............               75,035,473
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 100.12%
   (cost $72,849,943).............................................. $75,035,473
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.12%)..........     (89,605)
                                                                    -----------
NET ASSETS APPLICABLE TO 7,230,941 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00%......................... $74,945,868
                                                                    ===========

NET ASSET VALUE - TAX-FREE INSURED FUND
   A CLASS ($68,421,924 / 6,601,495 SHARES).........................      $10.36
                                                                          ======
NET ASSET VALUE - TAX-FREE INSURED FUND
   B CLASS ($5,021,500 / 484,486 SHARES)............................      $10.36
                                                                          ======
NET ASSET VALUE - TAX-FREE INSURED FUND
   C CLASS ($1,502,444 / 144,960 SHARES)............................      $10.36
                                                                          ======
----------------------
  * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 **   The interest rate shown for this security is the effective yield.

Summary of Abbreviations:
    AMBAC - Insured by the AMBAC Indemnity Corporation
      AMT - Subject to Federal Alternative Minimum Tax
ASSET GTY - Insured by the Asset Guaranty Insurance Corporation
     FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Association
      FSA - Insured by Financial Security Assurance
     GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT August 31, 1999:
Common stock, $0.01 par value, 500,000,000
   shares authorized to the Tax-Free Insured Fund.................. $75,489,232
Accumulated net realized loss on investments.......................  (2,728,894)
Net unrealized appreciation of investments.........................   2,185,530
                                                                    ------------
Total net assets................................................... $74,945,868
                                                                    ============

Net asset value and offering price per share -
   Tax-Free Insured Fund
Net asset value A Class (A)........................................      $10.36
Sales charge (3.75% of offering price or 3.86%
   of amount invested per share) (B)...............................        0.40
                                                                         ------
Offering price.....................................................      $10.76
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                              See accompanying notes

18 for tax-exempt income

DELAWARE GROUP TAX-FREE FUND, INC. -
DELAWARE TAX-FREE USA INTERMEDIATE FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                          Principal    Market
                                                           Amount       Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.57%
Convention Center/Stadium Revenue
   Bonds - 1.67%
Metropolitan Pier & Exposition Authority Illinois
   Hospitality Facilities (McCormick PL Convention)
   5.75% 07/01/06......................................   $ 500,000 $    513,890
                                                                    ------------
                                                                         513,890
                                                                    ------------
General Obligation Bonds - 1.42%
Columbus, Ohio Tax Increment Financing Revenue
   (Easton Project) 4.875% 12/01/24....................     500,000      434,285
                                                                    ------------
                                                                         434,285
                                                                    ------------
Higher Education Bonds - 11.44%
Colorado Springs, Colorado Revenue (Colorado College
   Project) 5.25% 06/01/24.............................   1,200,000    1,122,708
Greenville County, South Carolina
   University Center Project
   Series A 5.25% 04/01/19.............................     745,000      709,940
Norfolk, Virginia Redevelopment & Housing Authority
   (Tidewater Community College)
   5.50% 11/01/19......................................     675,000      665,246
Virginia College Building Authority
   (University of Richmond
   Project) 6.40% 11/01/22.............................   1,000,000    1,013,440
                                                                    ------------
                                                                       3,511,334
                                                                    ------------
Highway Revenue Bonds - 9.97%
Dunes, Florida Community Development District-
   Intracoastal Waterway Bridge (ITT Industries
   Corporation) 5.50% 10/01/07.........................    825,000       831,311
New Mexico Finance Authority Revenue Federal Highway
   Grant Anticipation Series A 4.75% 09/01/08..........   1,250,000    1,234,700
San Francisco Bay Area Transportation Financing
   Authority (California Bridge Toll Notes)
   5.00% 02/01/07......................................   1,000,000      992,630
                                                                    ------------
                                                                       3,058,641
                                                                    ------------
Hospital Revenue Bonds - 3.50%
New Jersey Health Care Facilities Financing Authority
   Revenue (Palisades Medical Center Obligation Group)
   5.25% 07/01/28......................................     500,000      456,465
Palm Beach County, Florida Health Facilities Authority
   Revenue Hospital Improvement Branch Corporation
   Obligation A 5.00% 12/01/23.........................     700,000      618,415
                                                                    ------------
                                                                       1,074,880
                                                                    ------------
Housing Revenue Bonds - 15.71%
Iowa Finance Authority Multi-Family Housing
    (Forest Glen Apartments Project)
    Series A 5.60% 11/01/22 (FNMA).....................     755,000      733,014
Maryland State Community Development Administration
   Department Of Housing & Community Development
   (Single Family Program) 6th Series
   5.90% 04/01/01......................................   1,000,000    1,021,820
Montgomery County, Pennsylvania Redevelopment
   Authority Multi-Family Housing Revenue
   (KBF Associates) 6.00% 07/01/04.....................   2,000,000    2,044,260


--------------------------------------------------------------------------------
                                                          Principal      Market
                                                           Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Housing Revenue Bonds (Continued)
Palatine, Illinois Multi-Family Housing (Prairiebrook
   Project) Series A 5.50% 12/01/06 (FNMA).............  $1,000,000 $  1,022,920
                                                                    ------------
                                                                       4,822,014
                                                                    ------------
Industrial Development Revenue
   Bonds - 7.84%
Mississippi Business Finance Corporation Mississippi
   Pollution Control Revenue 5.875% 04/01/22...........   1,000,000      935,430
New York City, New York Industrial Development
   Agency Civil Facility Revenue (YMCA Greater
   NY Project) 5.40% 08/01/04..........................   1,440,000    1,471,018
                                                                    ------------
                                                                       2,406,448
                                                                    ------------
Power Authority Revenue Bonds - 5.57%
Guam Power Authority Series A
   5.125% 10/01/29.....................................     750,000      667,620
New Madrid, Missouri Power Plant
   5.65% 06/01/03 (AMBAC)..............................   1,000,000    1,040,540
                                                                    ------------
                                                                       1,708,160
                                                                    ------------
 * Pre-Refunded Bonds - 3.79%
 **   Foothill/ Eastern Transportation Corridor Agency
   California Toll Road Revenue Senior Lien Series A
   6.80% 01/01/05......................................   1,500,000    1,165,650
                                                                    ------------
                                                                       1,165,650
                                                                    ------------
School District General Obligation
   Bonds - 3.37%
Philadelphia, Pennsylvania School District Series A
   6.25% 05/15/01 (AMBAC)..............................   1,000,000    1,035,050
                                                                    ------------
                                                                       1,035,050
                                                                    ------------
State Agency Bonds - 8.37%
Indiana Bond Bank (State Revolving Fund Program)
   Series A 6.00% 02/01/01.............................     500,000      512,320
Michigan Municipal Bond Bank Authority Revenue
   (Local Government Loan Program) Series G
   5.85% 05/01/01 (AMBAC)..............................   2,000,000    2,056,180
                                                                    ------------
                                                                       2,568,500
                                                                    ------------
Transportation Revenue Bonds - 11.00%
** Alameda, California Corridor Transportation
   Authority California Series 1999 A Capital
   Appreciation Bonds 5.25% 10/01/30 (MBIA)............   5,000,000      818,200
Harris County, Texas Industrial Development
   Corporation Airport Facilities, Refunding
   (Continental Airlines Project)
   5.00% 07/01/07 AMT..................................   1,510,000    1,460,517
Rhode Island Port Authority and Economic
   5.80% 07/01/02 (FSA)................................     565,000      583,956
   5.90% 07/01/03 (FSA)................................     490,000      512,089
                                                                    ------------
                                                                       3,374,762
                                                                    ------------
                                                        for tax-exempt income 19

DELAWARE TAX-FREE USA INTERMEDIATE FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                          Principal      Market
                                                           Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Turnpike/Toll Roads Revenue Bonds - 4.94%
Oklahoma State Turnpike Authority Turnpike Revenue
   Second Senior Series A
   5.50% 01/01/06......................................  $1,450,000 $  1,515,990
                                                                    ------------
                                                                       1,515,990
                                                                    ------------
Water & Sewer Revenue Bonds - 6.61%
Atlanta, Georgia Water & Wastewater Revenue
   Series A 5.50% 11/01/15.............................   1,000,000    1,011,690
Easton, Pennsylvania Joint Sewer Authority
   5.60% 04/01/03 (ASSET GTY)..........................     200,000      207,322
Marysville, Washington Water & Sewer Revenue
   5.50% 12/01/02 (MBIA)...............................     200,000      206,752
**North Slope Boro, Alaska Series A
   4.70% 06/30/09 (MBIA)...............................   1,000,000      602,150
                                                                    ------------
                                                                       2,027,914
                                                                    ------------
Other Revenue Bonds - 3.37%
West Virginia School Building Authority Revenue
   Capital Improvement
   5.625% 07/01/02 (MBIA)..............................   1,000,000    1,034,320
                                                                    ------------
                                                                       1,034,320
                                                                    ------------
Total Municipal Bonds (cost $30,445,243)...............               30,251,838
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 98.57%
   (cost $30,445,243).............................................. $ 30,251,838
RECEIVABLES AND OTHER ASSETS NET OF
   LIABILITIES - 1.43%.............................................      439,104
                                                                    ------------
NET ASSETS APPLICABLE TO 2,987,041 SHARES
   ($0.01 PAR VALUE)
   OUTSTANDING - 100.00%........................................... $ 30,690,942
                                                                    ============

NET ASSET VALUE - TAX-FREE USA
 INTERMEDIATE FUND A CLASS
   ($25,186,099 / 2,451,274 SHARES)................................       $10.27
                                                                          ======
NET ASSET VALUE - TAX-FREE USA
 INTERMEDIATE FUND B CLASS
   ($2,194,785 / 213,611 SHARES)...................................       $10.27
                                                                          ======
NET ASSET VALUE - TAX-FREE USA
 INTERMEDIATE FUND C CLASS
   ($3,310,058 / 322,156 SHARES)...................................       $10.27
                                                                          ======

----------------------
  * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 **    The interest rate shown for this security is the effective yield.

Summary of Abbreviations:
ASSET GTY - Insured by the Asset Guaranty Insurance Corporation
      AMT - Subject to Federal Alternative Minimum Tax
    AMBAC - Insured by the AMBAC Indemnity Corporation
     FNMA - Insured by the Federal National Mortgage Association
      FSA - Insured by Financial Security Assurance
     MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 500,000,000
   shares authorized to the Tax-Free USA
   Intermediate Fund...................................             $31,509,676
Accumulated net realized loss on investments...........                (625,329)
Net unrealized depreciation of investments.............                (193,405)
                                                                    -----------
Total net assets                                                    $30,690,942
                                                                    ===========

Net Asset Value And Offering Price Per
   Share - Tax-Free USA Intermediate Fund
Net asset value A Class (A).........................................     $10.27
Sales charge (2.75% of offering price or 2.82%
   of amount invested per share) (B)................................       0.29
                                                                         ------
Offering price......................................................     $10.56
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                              See accompanying notes

20 for tax-exempt income

VOYAGEUR MUTUAL FUNDS, INC. -
DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1999
--------------------------------------------------------------------------------
                                                          Principal      Market
                                                           Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS - 99.81%
Continuing Care/Retirement Revenue
   Bonds - 10.01%
Clark County, Nevada Assisted Living Homestead
   (Boulder City) 6.50% 12/1/27........................  $2,575,000   $2,568,048
Connecticut State Development Authority Revenue
   5.25% 8/1/19........................................   1,000,000      942,240
Indianapolis, Indiana Economic Development
   Revenue (National Benevolent Association)
   7.25% 10/01/10......................................     700,000      745,031
Manhattan, Kansas Health Care Facilities
   Meadowlark Hills Retirement-A
   6.375% 5/15/20......................................     650,000      634,972
Marion County, Missouri Nursing Home Revenue
   7.00% 08/01/13......................................   1,050,000    1,082,603
Philadelphia, Pennsylvania Hospitals & Higher
   Education Facilities Authority Revenue
   (The Philadelphia Protestant Home Project)
   Series A 6.50% 7/01/27..............................   1,100,000    1,114,663
South Dakota Health and Education Facilities
   Revenue (Westhills Retirement Village)
   7.25% 09/01/13......................................   1,125,000    1,173,690
State Tammany, Louisiana Public Transportation
   Financing Authority Revenue
   (Christwood Project)
   5.70% 11/15/28......................................   1,500,000    1,352,745
Spring Park, Minnesota Twin Birch Health Care
   Center (Guarantor: Presbyterian Homes
   of Minnesota) 8.25% 08/01/11........................     500,000      529,945
Vermont Education and Health Building Revenue
   Health Care Facility (Copely Manor PJ)
   6.15% 4/1/19........................................   1,730,000    1,641,562
                                                                    ------------
                                                                      11,785,499
                                                                    ------------
General Obligation Bonds - 3.25%
Illinois State Development Finance Authority East
   St. Louis Debt Restructure Revenue
   7.375% 11/15/11.....................................   1,100,000    1,195,612
Orange Beach, Alabama Refunding and Capital
   Improvement Unlimited Tax 6.25% 10/1/13.............   1,500,000    1,565,385
Romeoville, Illinois Recreational Facilities
   Unlimited Tax 7.80% 1/1/11..........................   1,000,000    1,064,590
                                                                    ------------
                                                                       3,825,587
                                                                    ------------
Higher Education Revenue Bonds - 14.28%
Maryland State Collegiate Housing
   (Towson) Series A 5.75% 6/1/29......................   2,500,000    2,420,250
Maryland State Collegiate Housing
   (Courtyard) Series A 5.75% 6/1/24...................   1,250,000    1,164,250
Maryland State Collegiate Housing
   (Salisbury) Series A 6.00% 6/1/30...................   1,000,000      948,960
Massachusetts State Health & Education Facilities
   (Nichols College) Series C 6.00% 10/1/17............   1,000,000      961,590



--------------------------------------------------------------------------------
                                                          Principal      Market
                                                           Amount         Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Higher Education Revenue Bonds (Continued)
Massachusetts State Health & Education Facilities
   (Nichols College) Series C 6.125% 10/1/29...........  $4,400,000   $4,191,309
New Hampshire Higher Education & Health
   (New England College) 6.125% 3/1/19.................   2,000,000    1,898,740
New Hampshire Education and Health Authority
   (Brewster Academy) 6.75% 6/1/25.....................   1,000,000    1,019,680
New Hampshire Higher Education & Health Facilities
   Authority Revenue (New Hampton School Issue)
   5.375% 10/1/28......................................   1,070,000      913,438
New Jersey State Educational Facilities Revenue
   (Fairleigh Dickinson University)
   Series G 5.70% 07/01/28.............................   2,000,000    1,891,860
Scranton-Lackawana, PA Health & Welfare Revenue
   5.75% 11/01/20......................................   1,510,000    1,401,869
                                                                    ------------
                                                                      16,811,946
                                                                    ------------
Hospitals Revenue Bonds - 11.84%
Allegheny County, Pennsylvania Hospital
   Development Authority Revenue
   (Allegheny Valley Hospital) 7.75% 8/1/20............   1,000,000      996,000
Boston Biomedical Research 5.75% 2/01/29...............   1,000,000      924,210
Cuyahoga County, Ohio Health Care Facilities
   Revenue ( Benjamin Rose Institute Project)
   5.50% 12/1/28.......................................   1,100,000      989,703
Illinois Health Facilities Authority Revenue
   (Midwest Physician Group Limited)
   5.50% 11/15/19......................................   1,685,000    1,503,745
Illinois State Development Finance Authority
   (Harrisburg Medical Center Project)
   7.00% 03/01/06......................................     400,000      427,396
   7.20% 03/01/07......................................     400,000      430,536
   7.20% 03/01/08......................................     400,000      430,536
Monroeville, Pennsylvania Hospital Authority
   Hospital Revenue (Forbes Health System)
   6.25% 10/1/15.......................................   1,000,000      986,090
Monroeville, Pennsylvania Hospital Authority
   Hospital Revenue (Forbes Health System)
   7.00% 10/1/03.......................................   2,000,000    1,997,260
New Jersey Health Care Facilities Revenue
   (Palisades Medical Center) 5.25% 7/1/28.............     500,000      456,465
Saint Joseph County Industrial Economic
   Development (Madison Center Project)
   5.50% 2/15/21.......................................   1,150,000    1,056,436
South Dakota Health and Education Facilities
   Revenue (Huron Regional Medical Center)
   7.00% 4/1/10........................................   1,000,000    1,054,180
Westmorland County, Pennsylvania Industrial
   Development 5.25% 7/1/15............................   2,000,000    1,784,000
Wisconsin State Health & Educational Facilities
   (Divine Savior Hospital Income Project)
   5.70% 6/1/28........................................   1,000,000      894,010
                                                                    ------------
                                                                      13,930,567
                                                                    ------------
                                                        for tax-exempt income 21

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                          Principal    Market
                                                           Amount       Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Housing Revenue Bonds - 2.33%
Arlington County, Virginia Development Authority
   Multi-Family Revenue
   (Housing Mortgage Woodbury Park Apts)
   Series B 6.50% 7/1/24...............................  $1,000,000 $    951,640
Washington State Housing Finance Commission
   (State School Directors' Association-Private
   Placement) 8.25% 07/01/02...........................     110,000      114,941
   8.25% 07/01/12......................................     625,000      690,894
Washington State Housing Finance Commonwealth
   (Nonprofit Virginia Mason Research Center
   Project) Series A 5.70% 01/01/24....................   1,000,000      989,530
                                                                    ------------
                                                                       2,747,005
                                                                    ------------
Industrial Development Revenue
   Bonds - 7.04%
Moundville, Alabama Industrial Development Board
   Revenue (Lawter International, Inc. Project)
   Series LI 6.75% 12/1/11.............................   1,500,000    1,594,950
Newbern, Tennessee Industrial Development Board
   Newbern Rubber, Inc. (Dana Corporation)
   7.90% 3/1/00........................................   1,000,000    1,017,320
New Jersey Economic Development Authority
   (Kapkowski Road Landfill) Series A
   6.375% 4/1/18.......................................   1,150,000    1,156,509
New York City Industrial Development Agency
   Revenue (Field Hotel Association LP JFK)
   6.00% 11/1/28.......................................   1,500,000    1,424,820
Pennsylvania Economic Development Authority
   Solid Waste Disposal Revenue 6.00% 6/1/31...........   3,200,000    3,089,760
                                                                    ------------
                                                                       8,283,359
                                                                    ------------
Leases/Certificates of
   Participation - 2.62%
Dauphin County, Pennsylvania General Authority
   Series A 5.75% 01/01/10.............................   2,125,000    2,046,375
Dauphin County, Pennsylvania General Authority
   (Office and Packaging Forum)
   Series A 6.00% 01/15/25.............................   1,100,000    1,033,285
                                                                    ------------
                                                                       3,079,660
                                                                    ------------
Pollution Control Revenue
   Bonds - 11.33%
California Pollution Control Authority
   (Pollution Control Revenue -
   Laidlaw Environmental) 6.70% 7/1/07.................   1,000,000    1,033,650
Connecticut State Development Authority Pollution
   Control Revenue 5.850% 09/01/28.....................   2,000,000    1,906,320
Mississippi Business Finance, Mississippi
   Pollution Control 5.90% 5/1/22......................   4,000,000    3,753,000
Mississippi Pollution Control Revenue
   (Mississippi Business Finance Corp)
   5.875% 04/01/22.....................................   3,000,000    2,806,290
New Hampshire State Business Finance Authority
   Pollution Control Revenue Public Service Company
   Series D 5/1/98 6.00% 05/01/21......................   3,000,000    2,880,420



--------------------------------------------------------------------------------
                                                          Principal    Market
                                                           Amount       Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Pollution Control Revenue Bonds (Continued)
Ohio State Air Quality Development Authority
   Revenue (Pollution Control) Series B
   6.00% 08/01/20......................................    $975,000 $    952,253
                                                                    ------------
                                                                      13,331,933
                                                                    ------------
Power Revenue Bonds - 0.40%
Ohio State Water Development Authority Solid
   Waste Disposal (Bay Shore Power Project)
   Series A 5.875% 09/01/20............................     500,000      475,995
                                                                    ------------
                                                                         475,995
                                                                    ------------
 * Pre-Refunded Bonds - 13.04%
Alexandria Health Care Facility Revenue
   (Board of Social Ministry)
   8.75% 08/01/21-01...................................     500,000      550,370
Bedford Park, Illinois Tax Increment Revenue
   8.00% 12/01/10-04...................................   1,200,000    1,366,512
Easton, Pennsylvania Area Joint Sewer Authority
   6.20% 04/01/09-03...................................   1,000,000    1,056,230
Elizabeth Borough, Pennsylvania Municipal Authority
   Guaranteed Sewer 7.15% 01/01/21-02..................    500,000       539,450
Etowah County, Alabama Refunding Warrants
   8.50% 11/01/10-00...................................     800,000      847,352
Hopewell Township, Pennsylvania Guaranteed
   Sewer 6.00% 11/1/13.................................   1,215,000    1,286,685
Illinois Health Facility Authority Revenue
   (Midwest Physician Group Project)
   8.10% 11/15/14-04...................................     960,000    1,114,570
Lehigh County General Purpose Authority
   (Wiley House) 8.75% 11/01/14-99.....................     750,000      770,970
New Kensington, Pennsylvania Municipal Sanitation
   Authority Revenue 7.50% 10/01/11....................   1,000,000    1,064,550
Oklahoma City Public Property Authority
   (City Golf System) 8.30% 10/01/16...................   1,000,000    1,098,640
Panorama, Colorado Metropolitan District Unlimited
   Tax 9.00% 12/01/09-99...............................     750,000      767,003
Pennsylvania Higher Education Facility Authority
   (Drexel University) 6.750% 05/01/12-03..............   1,300,000    1,422,941
Chelsea, Oklahoma Gas Authority
   7.30% 07/01/19......................................     700,000      792,820
   7.25% 07/01/13......................................     600,000      678,276
Volusia, Florida Industrial Development Authority
   (Bishops Glen Project Retirement Health
   Facilities) 7.50% 11/1/16...........................   1,065,000    1,195,292
West Chicago, Illinois Tax Increment
   7.375% 12/01/12-02..................................     720,000      803,491
                                                                    ------------
                                                                      15,355,152
                                                                    ------------
Recreational Area Bonds - 2.45%
Quinault Indian Nation, Washington
   Quinault Beach-A 5.80% 12/1/15......................   2,000,000    1,972,920
North Charleston Golf Centers Revenue
   5.50% 05/01/24......................................   1,000,000      912,050
                                                                    ------------
                                                                       2,884,970
                                                                    ------------

22 for tax-exempt income

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                          Principal     Market
                                                           Amount        Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Transportation Revenue Bonds - 3.58%
Cleveland, Ohio Airport Special Revenue
   (Continental Airlines Project)
   5.375% 9/15/27......................................    $470,000  $   408,684
Connector 2000 Association South Carolina
   Toll Road Revenue Senior
   (Southern Connector Project)
   Series A 5.375% 01/01/38............................   2,000,000    1,720,700
Houston, Texas Airport
   Special Facilities (Continental Airline)
   Series B 6.125% 07/15/27............................     900,000      870,192
Toledo Lucas County, Ohio Port Authority Airport
   Revenue (Improvement Series 1)
   5.50% 05/15/20......................................   1,325,000    1,211,779
                                                                    ------------
                                                                       4,211,355
                                                                    ------------
Waste Disposal Revenue Bonds - 0.77%
Gulf Coast Waste Disposal Revenue
   5.70% 4/01/32.......................................   1,000,000      904,610
                                                                    ------------
                                                                         904,610
                                                                    ------------
Water & Sewer Revenue Bonds - 4.38%
Franklin County, Missouri Public Water Supply
   (District Waterworks and Sewer System)
   7.375% 12/01/18.....................................   1,255,000    1,331,392
Northern Palm Beach County, Florida
   Water Control & Improvement Unit
   Development No. 9B 5.90% 8/1/19.....................   1,000,000      998,780
Upper Bear Creek, Alabama Water, Sewer, and Fire
   Revenue District 6.250% 08/01/15....................   1,250,000    1,259,100
Vance Alabama Governmental Utility Services
   Corporate Sewer Services Revenue
   7.50% 10/01/18......................................   1,550,000    1,567,035
                                                                    ------------
                                                                       5,156,307
                                                                    ------------
Other Revenue Bonds - 12.49%
Arbor Greene Community Development District
   Special Assessment Revenue
   7.00% 05/01/03......................................     115,000      117,169
Cleveland,Ohio Public Power Systems Revenue
   5.00% 11/15/24......................................      50,000       45,283
Colorado Postsecondary Education Facilities
   Authority (Colorado Ocean Journey Project)
   8.00% 12/01/06......................................   1,000,000    1,131,650
Guam Power Authority Series A
   5.125% 10/1/29......................................   1,000,000      890,160
Lowry Economic Redevelopment Authority Colorado
   Revenue Series A 7.00% 12/01/10.....................   1,000,000    1,100,130
Mashantucket Western Pequot Tribe Connecticut
   Special Revenue Series B 5.75% 09/01/27.............   1,000,000      948,160
Niles, Illinois Park District Unlimited Tax
   6.65% 12/1/14.......................................     860,000      909,648
Orlando Special Assessment Series B
   5.25% 05/01/05......................................   1,350,000    1,318,302




--------------------------------------------------------------------------------
                                                          Principal    Market
                                                           Amount       Value
--------------------------------------------------------------------------------
MUNICIPAL BONDS (Continued)
Other Revenue Bonds (Continued)
Pinellas Educational Authority Revenue
   5.375% 10/1/28......................................  $1,250,000 $  1,125,700
Pocatello Development Authority and Tax Increment
   Revenue 7.25% 12/01/08..............................     250,000      255,870
Prescott Valley Arizona Improvement District
   (Special Assessment) 7.90% 01/01/12.................     500,000      551,890
Sacramento, California City Finance Authority
   Revenue (Convention Center Hotel) Series A
   6.25% 1/1/30.....................................     3,000,000     2,893,170
San Diego County, California City Finance
   (Burnham Institute) 6.25% 9/1/29....................   1,000,000    1,000,830
Santa Fe, New Mexico Municipal Record Complex
   Net Revenue 5.625% 12/01/23.........................   1,140,000    1,038,312
Virginia Beach Development Authority Revenue
   (Ramada On The Beach) 6.625% 12/01/09...............   1,000,000    1,020,000
Westminster, Colorado Shaw Heights
   (Special Improvement District)
   7.50% 12/01/07......................................     350,000      351,799
                                                                    ------------
                                                                      14,698,073
                                                                    ------------
Total Municipal Bonds (cost $117,928,376)..............              117,482,018
                                                                    ------------

                                                            Number
                                                          of Shares
                                                          ---------
Short Term Investments - 0.96%
Norwest Advantage Municipal Money Market Fund..........   1,131,358    1,131,358
                                                                    ------------
Total Short Term Investments (cost $1,131,358).........                1,131,358
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 100.77%
   (cost $119,059,734).............................................$118,613,376
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (0.77%)................................................    (909,956)
                                                                   ------------
NET ASSETS APPLICABLE TO 11,373,639 SHARES
   ($0.01 PAR VALUE)
   OUTSTANDING - 100.00%...........................................$117,703,420
                                                                   ============

NET ASSET VALUE - NATIONAL HIGH-YIELD
   MUNICIPAL BOND FUND A CLASS
   ($86,013,496 / 8,317,005 SHARES)................................      $10.34
                                                                         ======
NET ASSET VALUE - NATIONAL HIGH-YIELD
   MUNICIPAL BOND FUND B CLASS
   ($21,423,028 / 2,066,945 SHARES)................................      $10.36
                                                                         ======
NET ASSET VALUE - NATIONAL HIGH-YIELD
   MUNICIPAL BOND FUND C CLASS
   ($10,266,896 / 989,689 SHARES)..................................      $10.37
                                                                         ======

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

                                                        for tax-exempt income 23

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT AUGUST 31, 1999:
Common stock, $0.01 par value, 100,000,000,000 shares authorized to the Fund with 10,000,000,000 shares allocated to National
   High-Yield Municipal Bond Fund A Class, 10,000,000,000 shares allocated to National High-Yield Municipal Bond Fund B Class,
   and 10,000,000,000 shares allocated to National High-Yield
   Municipal Bond Fund C Class.................................... $118,267,749
Accumulated net realized loss on investments......................     (117,971)
Net unrealized depreciation of investments........................     (446,358)
                                                                   ------------
Total net assets.................................................. $117,703,420
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
Net asset value per share (A).......................................     $10.34
Sales charge (3.75% of offering price or 3.87% of
   amount invested per share) (B)...................................       0.40
                                                                         ------
Offering price......................................................     $10.74
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                              See accompanying notes



DELAWARE GROUP TAX-FREE FUND, INC. -
TAX-FREE USA INTERMEDIATE FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999
--------------------------------------------------------------------------------
ASSETS:
Investments at market (cost $30,445,243)..............  $30,251,838
Cash    ..............................................    1,861,311
Interest receivable...................................      380,515
Subscriptions receivable..............................       42,943
Receivables for securities sold.......................      952,390
                                                        -----------
   Total assets.......................................               $33,488,997
                                                                     -----------

LIABILITIES:
Liquidations payable..................................      114,955
Payables for securities purchased.....................    2,598,967
Distributions payable.................................       31,201
Other accounts payable and accrued expenses...........       52,932
                                                        -----------
   Total liabilities..................................                 2,798,055
                                                                     -----------

TOTAL NET ASSETS......................................               $30,690,942
                                                                     ===========

                              See accompanying notes

24 for tax-exempt income

STATEMENTS OF OPERATIONS
YEAR ENDED AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                   Tax-Free       National
                                    Tax-Free       Tax-Free          USA         High-Yield
                                       USA          Insured     Intermediate      Municipal
                                      Fund           Fund           Fund          Bond Fund
                                 ------------    -----------    ------------    ------------
INVESTMENT INCOME:
Interest.......................   $36,069,994     $4,491,115      $1,495,778      $6,368,388

EXPENSES:
Management fees................     3,380,637        437,947         142,282         622,425
Distribution expense...........     1,499,136        205,585          85,188         434,547
Dividend disbursing and
transfer agent fees and
expenses.......................       529,748         58,123          26,780          78,608
Accounting and administration..       231,610         30,951          11,329          40,700
Reports and statements to
shareholders...................       176,940         22,500           6,530          49,900
Professional fees..............        64,400          5,075           3,175          46,150
Taxes (other than taxes
on income).....................        63,930          7,838           2,575           8,200
Registration fees..............        46,300         23,000          21,100          90,200
Custodian fees.................       100,118         14,407          12,621           7,035
Directors' fees................        12,825          3,189           2,464           1,800
Other   .......................       180,608          7,870           3,185          59,407
                                 ------------    -----------    ------------    ------------
                                    6,286,252        816,485         317,229       1,438,972
Less expenses absorbed
   or waived...................        --             --             (47,506)       (228,891)
Less expenses paid indirectly..       (84,455)        (7,416)        (16,332)         (2,374)
                                 ------------    -----------    ------------    ------------
Total operating expenses
   (before interest expense)...     6,201,797        809,069         253,391       1,207,707
                                 ------------    -----------    ------------    ------------
Interest expense...............        --             --              --                 563
                                 ------------    -----------    ------------    ------------
Total expenses.................     6,201,797        809,069         253,391       1,208,270
                                 ------------    -----------    ------------    ------------

NET INVESTMENT INCOME..........    29,868,197      3,682,046       1,242,387       5,160,118
                                 ------------    -----------    ------------    ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
   investment transactions.....   (24,575,865)    (2,602,291)         95,919         (17,370)
Net change in unrealized
   appreciation/depreciation
   of investments..............   (21,125,314)    (2,249,127)     (1,314,384)     (4,678,686)
                                 ------------    -----------    ------------    ------------

NET REALIZED AND UNREALIZED
   (LOSS) ON INVESTMENTS.......   (45,701,179)    (4,851,418)     (1,218,465)     (4,696,056)
                                 ------------    -----------    ------------    ------------
NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS.............  $(15,832,982)   $(1,169,372)   $     23,922    $    464,062
                                 ============    ===========    ============    ============

                              See accompanying notes
                                                        for tax-exempt income 25

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          Tax-Free USA Fund             Tax-Free Insured Fund         Tax-Free USA Intermediate Fund
                                  ------------------------------    ------------------------------    ------------------------------
                                      Year            Year              Year              Year             Year             Year
                                      Ended           Ended             Ended             Ended            Ended            Ended
                                     8/31/99         8/31/98           8/31/99           8/31/98          8/31/99          8/31/98
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income..........   $  29,868,197   $  32,032,797     $  3,682,046      $  3,692,531     $  1,242,387    $  1,180,406
Net realized gain (loss) on
   investments.................     (24,575,865)      1,046,343       (2,602,291)        1,157,316           95,919         274,027
Net change in unrealized
   appreciation/depreciation
   of investments..............     (21,125,314)     15,815,410       (2,249,127)        1,050,199       (1,314,384)        322,706
                                  -------------   -------------     ------------      ------------     ------------    ------------
Net increase (decrease) in
   net assets resulting
   from operations.............     (15,832,982)     48,894,550       (1,169,372)        5,900,046           23,922       1,777,139
                                  -------------   -------------     ------------      ------------     ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class.....................     (28,129,928)    (30,412,332)      (3,443,584)       (3,545,965)      (1,062,227)     (1,042,578)
   B Class.....................      (1,601,887)     (1,548,295)        (189,965)         (138,959)         (77,729)        (72,412)
   C Class.....................        (136,382)        (72,170)         (48,497)           (7,607)        (102,431)        (65,416)

Net realized gain on investments:
   A Class.....................      (1,166,868)     (9,769,741)        (816,386)       (1,342,436)          --              --
   B Class.....................         (77,263)       (576,564)         (50,900)          (61,524)          --              --
   C Class.....................          (5,129)        (23,804)          (7,792)           (1,755)          --              --
                                  -------------   -------------     ------------      ------------     ------------    ------------
                                    (31,117,457)    (42,402,906)      (4,557,124)       (5,098,246)      (1,242,387)     (1,180,406)
                                  -------------   -------------     ------------      ------------     ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class.....................     220,161,358     144,108,439        5,625,443         6,530,589        8,813,200       7,382,578
   B Class.....................       8,302,891       5,979,720        1,616,545         1,369,816          885,556         373,870
   C Class.....................       1,827,537       1,308,160        1,494,459           348,248        2,099,945         953,661
Netasset value of shares issued
   upon reinvestment of
   distributions from net
   investment income and net
   realized gain on investments:
   A Class.....................      15,818,679      22,556,978        2,385,022         2,762,483          679,292         639,979
   B Class.....................         950,535       1,254,576          142,623           114,231           55,947          49,194
   C Class.....................          96,912          69,729           51,066             7,917           72,684          58,692
                                  -------------   -------------     ------------      ------------     ------------    ------------
                                    247,157,912     175,277,602       11,315,158        11,133,284       12,606,624       9,457,974
                                   -------------   -------------     ------------      ------------     ------------    ------------
Cost of shares repurchased:
   A Class.....................    (293,951,791)   (201,784,187)      (8,586,906)      (14,181,256)      (5,872,741)     (7,609,474)
   B Class.....................      (8,893,214)     (5,728,548)        (643,535)         (877,799)        (586,492)       (366,489)
   C Class.....................        (569,079)       (559,386)        (247,116)         (126,525)        (729,497)       (480,482)
                                  -------------   -------------     ------------      ------------     ------------    ------------
                                   (303,414,084)   (208,072,121)      (9,477,557)      (15,185,580)      (7,188,730)     (8,456,445)
                                  -------------   -------------     ------------      ------------     ------------    ------------
Increase (decrease) in net
   assets derived from capital
   share transactions..........     (56,256,172)    (32,794,519)       1,837,601        (4,052,296)       5,417,894       1,001,529
                                  -------------   -------------     ------------      ------------     ------------    ------------

NET INCREASE (DECREASE) IN
   NET ASSETS..................    (103,206,611)    (26,302,875)      (3,888,895)       (3,250,496)       4,199,429       1,598,262

NET ASSETS:
Beginning of year..............     626,109,472     652,412,347       78,834,763        82,085,259       26,491,513      24,893,251
                                  -------------   -------------     ------------      ------------     ------------    ------------
End of year....................   $ 522,902,861   $ 626,109,472     $ 74,945,868      $ 78,834,763     $ 30,690,942    $ 26,491,513
                                  =============   =============     ============      ============     ============    ============

                              See accompanying notes

26 for tax-exempt income

--------------------------------------------------------------------------------
                                      National High-Yield Municipal Bond Fund
                                      ---------------------------------------
                                       Year        Eight Months      Year
                                       Ended           Ended         Ended
                                      8/31/99         8/31/98      12/31/97
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS:
Net investment income..........     $5,160,118      $2,627,253    $3,409,883
Net realized gain (loss)
   on investments..............        (17,370)        116,864       782,775
Net change in unrealized
   appreciation/depreciation
   of investments..............     (4,678,686)        680,352     1,305,512
                                  ------------     -----------   -----------
Net increase in net assets
   resulting from operations...        464,062       3,424,469     5,498,170
                                  ------------     -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class.....................     (4,111,560)     (2,315,936)   (3,329,293)
   B Class.....................       (694,101)       (228,487)      (69,276)
   C Class.....................       (353,757)        (83,530)      (16,936)

Net realized gain on investments:
   A Class.....................       (172,510)       (224,098)     (361,157)
   B Class.....................        (28,565)        (33,528)      (20,891)
   C Class.....................        (16,175)        (14,611)       (6,153)
                                  ------------     -----------   -----------
                                    (5,376,668)     (2,900,190)   (3,803,706)
                                  ------------     -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class.....................     27,884,866      16,001,177     5,556,071
   B Class.....................     12,690,424       7,552,082     3,486,119
   C Class.....................      7,358,160       3,689,595     1,199,065
Net asset value of shares
   issued upon reinvestment
   of distributions from net
   investment income and net
   realized gain on
   investments:
   A Class.....................      2,406,407       1,441,346     2,223,087
   B Class.....................        429,601         149,917        42,767
   C Class.....................        255,629          55,914         9,665
                                  ------------     -----------   -----------
                                    51,025,087      28,890,031    12,516,774
                                  ------------     -----------   -----------
Cost of shares repurchased:
   A Class.....................    (10,228,202)     (3,739,701)  (13,058,929)
   B Class.....................     (1,470,819)       (711,513)      (92,987)
   C Class.....................     (1,625,869)       (298,771)         (794)
                                  ------------     -----------   -----------
                                   (13,324,890)     (4,749,985)  (13,152,710)
                                  ------------     -----------   -----------
Increase (decrease) in net
   assets derived from capital
   share transactions..........     37,700,197      24,140,046      (635,936)
                                  ------------     -----------   -----------

NET INCREASE IN NET ASSETS.....     32,787,591      24,664,325     1,058,528

NET ASSETS:
Beginning of period............     84,915,829      60,251,504    59,192,976
                                  ------------     -----------   -----------
End of period..................   $117,703,420     $84,915,829   $60,251,504
                                  ============     ===========   ===========

                              See accompanying notes
                                                        for tax-exempt income 27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          Tax-Free USA Fund A Class
                                                                                            Year Ended August 31,
                                                                     --------------------------------------------------------------
                                                                      1999           1998          1997         1996         1995
Net asset value, beginning
   of period....................................................     $11.830        $11.710      $11.550      $12.070      $12.040

Income (loss) from investment operations:
   Net investment income........................................       0.593          0.597        0.666        0.696        0.746
   Net realized and unrealized
      gain (loss) on investments................................      (0.916)         0.310        0.210       (0.460)       0.030
                                                                     -------        -------      -------      -------      -------
   Total from investment
      operations................................................      (0.323)         0.907        0.876        0.236        0.776
                                                                     -------        -------      -------      -------      -------

Less dividends and distributions:
   Dividends from net
      investment income.........................................      (0.593)        (0.597)      (0.666)      (0.696)      (0.746)
   Distributions from net
      realized gain on
      investments...............................................      (0.024)        (0.190)      (0.050)      (0.060)        none
                                                                     -------        -------      -------      -------      -------
   Total dividends and
      distributions.............................................      (0.617)        (0.787)      (0.716)      (0.756)      (0.746)
                                                                     -------        -------      -------      -------      -------
Net asset value, end of period..................................     $10.890        $11.830      $11.710      $11.550      $12.070
                                                                     =======        =======      =======      =======      =======

Total return(1).................................................     (2.90%)          8.00%        7.79%        1.91%        6.74%

Ratios and supplemental data:
   Net assets, end of
      period (000 omitted)......................................    $485,240       $586,848     $615,852     $700,853     $758,470
   Ratio of expenses to
      average net assets........................................       1.00%          0.97%        0.94%        0.94%        0.92%
   Ratio of net investment
      income to average
      net assets................................................       5.13%          5.08%        5.73%        5.82%        6.29%
   Portfolio turnover...........................................         59%            81%          44%          42%          27%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                              See accompanying notes

28 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                         Tax-Free USA Fund B Class
                                                                                           Year Ended August 31,
                                                                     --------------------------------------------------------------
                                                                       1999           1998          1997         1996         1995
Net asset value, beginning
   of period....................................................      $11.830        $11.710      $11.550      $12.070      $12.040

Income (loss) from investment operations:
   Net investment income........................................        0.500          0.503        0.573        0.600        0.649
   Net realized and unrealized
      gain (loss) on
      investments...............................................       (0.916)         0.310        0.210      (0.460)        0.030
                                                                      -------        -------      -------      -------      -------
   Total from investment
      operations................................................       (0.416)         0.813        0.783        0.140        0.679
                                                                      -------        -------      -------      -------      -------

Less dividends and distributions:
   Dividends from net
      investment income.........................................       (0.500)        (0.503)      (0.573)      (0.600)      (0.649)
   Distributions from net
      realized gain on
      investments...............................................       (0.024)        (0.190)      (0.050)      (0.060)        none
                                                                      -------        -------      -------      -------      -------
   Total dividends and
      distributions.............................................       (0.524)        (0.693)      (0.623)      (0.660)      (0.649)
                                                                      -------        -------      -------      -------      -------
Net asset value,
   end of period................................................      $10.890        $11.830      $11.710      $11.550      $12.070
                                                                      =======        =======      =======      =======      =======

Total return(1).................................................      (3.67%)          7.15%        6.94%        1.11%        5.88%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted).............................................      $34,249        $36,919      $35,055      $29,773      $17,779
   Ratio of expenses to
      average net assets........................................        1.80%          1.77%        1.74%        1.74%        1.74%
   Ratio of net investment
      income to average
      net assets................................................        4.33%          4.28%        4.93%        5.03%        5.47%
   Portfolio turnover...........................................          59%            81%          44%          42%          27%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                              See accompanying notes
                                                        for tax-exempt income 29

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Tax-Free USA Fund C Class
                                                                      --------------------------------------------------
                                                                                  Year Ended August 31,     11/29/95(2) to
                                                                        1999           1998        1997        8/31/96
Net asset value, beginning
   of period....................................................      $11.830        $11.710      $11.550      $12.230

Income (loss) from investment operations:
   Net investment income........................................        0.500          0.504        0.573        0.450
   Net realized and unrealized
      gain (loss) on
      investments...............................................       (0.916)         0.310        0.210      (0.620)
                                                                      -------        -------      -------      -------
   Total from investment
      operations................................................       (0.416)         0.814        0.783      (0.170)
                                                                      -------        -------      -------      -------

Less dividends and distributions:
   Dividends from net
      investment income.........................................       (0.500)        (0.504)      (0.573)      (0.450)
   Distributions from net
      realized gain on
      investments...............................................       (0.024)        (0.190)      (0.050)      (0.060)
                                                                      -------        -------      -------      -------
   Total dividends and
      distributions.............................................       (0.524)        (0.694)      (0.623)      (0.510)
                                                                      -------        -------      -------      -------
Net asset value, end
   of period....................................................      $10.890        $11.830      $11.710      $11.550
                                                                      =======        =======      =======      =======

Total return(1).................................................       (3.67%)         7.15%        6.94%       (1.44%)

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted).............................................       $3,415         $2,343       $1,505         $805
   Ratio of expenses to
      average net assets........................................        1.80%          1.77%        1.74%        1.74%
   Ratio of net investment
      income to average net
      assets....................................................        4.33%          4.28%        4.93%        5.03%
   Portfolio turnover...........................................          59%            81%          44%          42%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
2 Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                              See accompanying notes

30 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                      Tax-Free Insured Fund A Class
                                                                      -------------------------------------------------------------
                                                                                           Year Ended August 31,
                                                                        1999           1998        1997         1996         1995
Net asset value, beginning
   of period....................................................      $11.150        $11.050      $10.860      $11.050      $11.020

Income (loss) from investment operations:
   Net investment income........................................        0.510          0.517        0.573        0.588        0.639
   Net realized and unrealized
      gain (loss) on
      investments...............................................       (0.667)         0.295        0.281       (0.160)       0.030
                                                                      -------        -------      -------      -------      -------
   Total from investment
      operations................................................       (0.157)         0.812        0.854        0.428        0.669
                                                                      -------        -------      -------      -------      -------

Less dividends and distributions:
   Dividends from net
      investment income.........................................       (0.510)        (0.517)      (0.573)      (0.588)      (0.639)
   Distributions from net
      realized gain on
      investments...............................................       (0.123)        (0.195)      (0.091)      (0.030)        none
                                                                      -------        -------      -------      -------      -------
   Total dividends and
      distributions.............................................       (0.633)        (0.712)      (0.664)      (0.618)      (0.639)
                                                                      -------        -------      -------      -------      -------
Net asset value, end
   of period....................................................      $10.360        $11.150      $11.050      $10.860      $11.050
                                                                      =======        =======      =======      =======      =======

Total return(1).................................................      (1.48%)          7.57%        8.07%        3.88%        6.33%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted).............................................      $68,422        $74,246      $78,377      $81,149      $86,756
   Ratio of expenses to
      average net assets........................................        0.97%          1.10%        1.05%        0.98%        0.98%
   Ratio of net investment
      income to average
      net assets................................................        4.74%          4.65%        5.23%        5.29%        5.89%
   Portfolio turnover...........................................          48%            63%          42%          45%          68%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                              See accompanying notes
                                                        for tax-exempt income 31

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        Tax-Free Insured Fund B Class
                                                                      -------------------------------------------------------------
                                                                                            Year Ended August 31,
                                                                       1999           1998          1997         1996         1995
Net asset value, beginning
   of period....................................................      $11.150        $11.050      $10.860      $11.050      $11.020

Income (loss) from investment operations:
   Net investment income........................................        0.430          0.427        0.485        0.499        0.550
   Net realized and unrealized
      gain (loss) from
      investments...............................................      (0.667)          0.295        0.281      (0.160)        0.030
                                                                      -------        -------      -------      -------      -------
   Total from investment
      operations................................................      (0.237)          0.722        0.766        0.339        0.580
                                                                      -------        -------      -------      -------      -------

Less dividends and distributions:
   Dividends from net
      investment income.........................................       (0.430)        (0.427)      (0.485)      (0.499)      (0.550)
   Distributions from net
      realized gain on
      investments...............................................       (0.123)        (0.195)      (0.091)      (0.030)        none
                                                                      -------        -------      -------      -------      -------
   Total dividends and
      distributions.............................................       (0.553)        (0.622)      (0.576)      (0.529)      (0.550)
                                                                      -------        -------      -------      -------      -------
Net asset value,
   end of period................................................      $10.360        $11.150      $11.050      $10.860      $11.050
                                                                      =======        =======      =======      =======      =======

Total return(1).................................................       (2.27%)         6.72%        7.21%        3.05%        5.47%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted).............................................       $5,022         $4,268       $3,619       $3,375       $2,448
   Ratio of expenses to
      average net assets........................................        1.77%          1.90%        1.85%        1.78%        1.80%
   Ratio of net investment
      income to average
      net assets................................................        3.94%          3.85%        4.43%        4.48%        5.07%
   Portfolio turnover...........................................          48%            63%          42%          45%          68%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                              See accompanying notes

32 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Tax-Free Insured Fund C Class
                                                                      ----------------------------------------------------
                                                                              Year Ended August 31,         11/29/95(2) to
                                                                       1999           1998          1997       8/31/96
Net asset value,
   beginning of period.......................................         $11.150        $11.050      $10.860      $11.260

Income (loss) from investment operations:
   Net investment income.....................................           0.430          0.425        0.485        0.375
   Net realized and unrealized
      gain (loss) from
      investments............................................          (0.667)         0.295        0.281       (0.370)
                                                                      -------        -------      -------      -------
   Total from investment
      operations.............................................          (0.237)         0.720        0.766        0.005
                                                                      -------        -------      -------      -------

Less dividends and distributions:
   Dividends from net
      investment income......................................          (0.430)        (0.425)      (0.485)      (0.375)
   Distributions from net
      realized gain on
      investments............................................          (0.123)        (0.195)      (0.091)      (0.030)
                                                                      -------        -------      -------      -------
   Total dividends and
      distributions..........................................          (0.553)        (0.620)      (0.576)      (0.405)
                                                                      -------        -------      -------      -------
Net asset value,
   end of period.............................................         $10.360        $11.150      $11.050      $10.860
                                                                      =======        =======      =======      =======

Total return(1)..............................................         (2.27%)          6.72%        7.21%        0.01%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted)..........................................          $1,502           $321          $89         $120
   Ratio of expenses to
      average net assets.....................................           1.77%          1.90%        1.85%        1.78%
   Ratio of net investment
      income to average
      net assets.............................................           3.94%          3.85%        4.43%        4.48%
   Portfolio turnover........................................             48%            63%          42%          45%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
2 Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                              See accompanying notes
                                                        for tax-exempt income 33

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Tax-Free USA Intermediate Fund A Class
                                                                      --------------------------------------------------------------
                                                                                            Year Ended August 31,
                                                                       1999           1998         1997         1996          1995
Net asset value,
   beginning of period..........................................      $10.710        $10.460      $10.320      $10.410      $10.320

Income (loss) from investment operations:
   Net investment income........................................        0.478          0.501        0.524        0.550        0.550
   Net realized and unrealized
      gain (loss) on
      investments...............................................       (0.440)         0.250        0.140      (0.090)        0.090
                                                                      -------        -------      -------      -------      -------
   Total from investment
      operations................................................        0.038          0.751        0.664        0.460        0.640
                                                                      -------        -------      -------      -------      -------

Less dividends:
   Dividends from net
      investment income.........................................       (0.478)        (0.501)      (0.524)      (0.550)      (0.550)
                                                                      -------        -------      -------      -------      -------
   Total dividends..............................................       (0.478)        (0.501)      (0.524)      (0.550)      (0.550)
                                                                      -------        -------      -------      -------      -------
Net asset value,
   end of period................................................      $10.270        $10.710      $10.460      $10.320      $10.410
                                                                      =======        =======      =======      =======      =======

Total return(1).................................................        0.29%          7.34%        6.57%        4.52%        6.43%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted).............................................      $25,186        $22,562      $21,635      $22,617      $20,492
   Ratio of expenses to
      average net assets........................................        0.79%          0.67%        0.43%        0.25%        0.25%
   Ratio of expenses to
      average net assets prior to
      expense limitation and
      expenses paid indirectly..................................        0.96%          1.33%        1.02%        0.95%        1.07%
   Ratio of net investment
      income to average
      net assets................................................        4.47%          4.73%        5.03%        5.29%        5.37%
   Ratio of net investment
      income to average net
      assets prior to expense
      limitation and expenses
      paid indirectly...........................................        4.25%          4.07%        4.44%        4.59%        4.55%
   Portfolio turnover...........................................         109%           104%          34%          15%          63%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                              See accompanying notes

34 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Tax-Free USA Intermediate Fund B Class
                                                                      -------------------------------------------------------------
                                                                                             Year Ended August 31,
                                                                        1999          1998          1997         1996         1995
Net asset value, beginning
   of period....................................................      $10.710        $10.460      $10.320      $10.410      $10.320

Income (loss) from investment operations:
   Net investment income........................................        0.387          0.411        0.436        0.460        0.460
   Net realized and unrealized
      gain (loss) on investments................................       (0.440)         0.250        0.140       (0.090)       0.090
                                                                      -------        -------      -------      -------      -------
   Total from investment
   operations...................................................       (0.053)         0.661        0.576        0.370        0.550
                                                                      -------        -------      -------      -------      -------

Less dividends:
   Dividends from net
      investment income.........................................       (0.387)        (0.411)      (0.436)      (0.460)      (0.460)
                                                                      -------        -------      -------      -------      -------
   Total dividends..............................................       (0.387)        (0.411)      (0.436)      (0.460)      (0.460)
                                                                      -------        -------      -------      -------      -------
Net asset value,
   end of period................................................      $10.270        $10.710      $10.460      $10.320      $10.410
                                                                      =======        =======      =======      =======      =======

Total return(1).................................................       (0.56%)         6.43%        5.67%        3.63%        5.53%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted).............................................       $2,195         $1,933       $1,832       $1,490         $949
   Ratio of expenses to
      average net assets........................................        1.64%          1.52%        1.28%        1.10%        1.10%
   Ratio of expenses to
      average net assets prior
      to expense limitation and
      expenses paid indirectly..................................        1.81%          2.18%        1.87%        1.80%        1.92%
   Ratio of net investment
      income to average
      net assets................................................        3.62%          3.88%        4.18%        4.44%        4.52%
   Ratio of net investment
      income to average net
      assets prior to expense
      limitation and expenses
      paid indirectly...........................................        3.40%          3.22%        3.59%        3.74%        3.70%
   Portfolio turnover...........................................         109%           104%          34%          15%          63%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                              See accompanying notes
                                                        for tax-exempt income 35

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Tax-Free USA Intermediate Fund C Class
                                                                      --------------------------------------------------
                                                                                                             11/29/95(2)
                                                                                     Year Ended August 31,       to
                                                                       1999            1998        1997        8/31/96
Net asset value,
   beginning of period.......................................         $10.710        $10.460      $10.320      $10.480

Income (loss) from investment operations:
   Net investment income.....................................           0.387          0.411        0.436        0.350
   Net realized and unrealized gain (loss) on investments....          (0.440)         0.250        0.140       (0.160)
                                                                      -------        -------      -------      -------
   Total from investment operations..........................          (0.053)         0.661        0.576        0.190
                                                                      -------        -------      -------      -------

Less dividends:
   Dividends from net
      investment income......................................          (0.387)        (0.411)      (0.436)      (0.350)
                                                                      -------        -------      -------      -------
   Total dividends...........................................          (0.387)        (0.411)      (0.436)      (0.350)
                                                                      -------        -------      -------      -------
Net asset value, end
   of period.................................................         $10.270        $10.710      $10.460      $10.320
                                                                      =======        =======      =======      =======

Total return(1)..............................................          (0.56%)         6.43%        5.67%        1.84%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted)..........................................          $3,310         $1,996       $1,426         $193
   Ratio of expenses to
      average net assets.....................................           1.64%          1.52%        1.28%        1.10%
   Ratio of expenses to
      average net assets prior
      to expense limitation and
      expenses paid
      indirectly.............................................           1.81%          2.18%        1.87%        1.80%
   Ratio of net investment
      income to average
      net assets.............................................           3.62%          3.88%        4.18%        4.44%
   Ratio of net investment
      income to average net
      assets prior to expense
      limitation and expenses
      paid indirectly........................................           3.40%          3.22%        3.59%        3.74%
   Portfolio turnover........................................            109%           104%          34%          15%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
2 Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                              See accompanying notes

36 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       National High-Yield Municipal Bond Fund A Class
                                                         ---------------------------------------------------------------------------
                                                                                                  Period
                                                                       Eight                       From
                                                           Year       Months           Year       8/1/96        Year         Year
                                                           Ended       Ended          Ended         to          Ended        Ended
                                                          8/31/99     8/31/98       12/31/97(3)  12/31/96(4)   7/31/96      7/31/95
Net asset value, beginning
   of period..........................................   $10.800      $10.720        $10.400      $10.190      $10.170      $10.170

Income (loss) from investment operations:
   Net investment income..............................     0.557        0.398          0.648        0.260        0.630        0.650
   Net realized and unrealized
      gain (loss) on
      investments.....................................    (0.435)       0.115          0.390        0.210        0.140        0.040
                                                         -------      -------        -------      -------      -------      -------
   Total from investment
      operations......................................     0.122        0.513          1.038        0.470        0.770        0.690
                                                         -------      -------        -------      -------      -------      -------

Less dividends and distributions:
   Dividends from net
      investment income...............................    (0.557)      (0.398)        (0.647)      (0.260)      (0.630)      (0.650)
   Distributions from net
      realized gain on
      investments.....................................    (0.025)      (0.035)        (0.071)        none       (0.120)      (0.040)
                                                         -------      -------        -------      -------      -------      -------
   Total dividends and
      distributions...................................    (0.582)      (0.433)        (0.718)      (0.260)      (0.750)      (0.690)
                                                         -------      -------        -------      -------      -------      -------
Net asset value,
   end of period......................................   $10.340      $10.800        $10.720      $10.400      $10.190      $10.170
                                                         =======      =======        =======      =======      =======      =======

Total return(1).......................................     1.08%        4.87%         10.32%        4.52%        7.78%        7.16%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted)...................................   $86,013      $69,606        $55,458      $59,105      $63,460      $66,357
   Ratio of expenses to
      average net assets..............................     1.00%        0.92%(2)       0.84%        0.87%(2)     0.85%        0.79%
   Ratio of expenses to
      average net assets prior
      to expense limitation and
      expenses paid
      indirectly......................................     1.22%        1.12%(2)       1.12%        1.07%(2)     0.96%        0.90%
   Ratio of net investment
      income to average
      net assets......................................     5.18%        5.52%(2)       6.15%        6.06%(2)     6.10%        6.45%
   Ratio of net investment
      income to average net
      assets prior to expense
      limitation and expenses
      paid indirectly.................................     4.96%        5.32%(2)       5.87%        5.86%(2)     5.99%        6.34%
   Portfolio turnover.................................       33%          43%(2)         45%            7%          0%           8%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
2     Annualized.
3 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
4 On November 6, 1996, the Fund's shareholders approved a change of investment adviser from IFG Asset Management Services, Inc. to Voyageur Fund Managers, Inc.

                              See accompanying notes
                                                        for tax-exempt income 37

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                  National High-Yield                             National High-Yield
                                              Municipal Bond Fund B Class                      Municipal Bond Fund C Class
                                       -------------------------------------------         -----------------------------------
                                                   Eight              Period From                        Eight     Period
                                        Year       Months      Year     12/18/96(4)           Year       Months     From
                                        Ended       Ended      Ended       to                 Ended      Ended   5/26/97(4) to
                                       8/31/99    8/31/98   12/31/97(3)  12/31/96            8/31/99     8/31/98   12/31/97
Net asset value,
   beginning of period............     $10.820    $10.730    $10.400     $10.370             $10.830    $10.740     $10.440

Income (loss) from investment
   operations:
   Net investment income..........       0.476      0.348      0.534       0.010               0.476      0.348       0.315
   Net realized and unrealized
      gain (loss) on
      investments.................      (0.435)     0.122      0.433       0.030             (0.435)      0.122       0.391
                                       -------    -------    -------     -------              -------    -------     -------
   Total from investment
      operations..................       0.041      0.470      0.967       0.040               0.041      0.470       0.706
                                       -------    -------    -------     -------             -------    -------     -------

Less dividends and distributions:
   Dividends from net
      investment income...........      (0.476)    (0.345)    (0.566)     (0.010)             (0.476)    (0.345)     (0.335)
   Distributions from net
      realized gain on
      investments.................      (0.025)    (0.035)    (0.071)         --              (0.025)    (0.035)     (0.071)
                                       -------    -------    -------     -------             -------    -------     -------
   Total dividends and
      distributions...............      (0.501)    (0.380)    (0.637)     (0.010)             (0.501)    (0.380)     (0.406)
                                       -------    -------    -------     -------             -------    -------     -------
Net asset value,
   end of period..................     $10.360    $10.820    $10.730     $10.400             $10.370    $10.830     $10.740
                                       =======    =======    =======     =======             =======    =======     =======

Total return(1)...................       0.42%      4.44%      9.57%       0.43%               0.32%      4.44%       6.88%

Ratios and supplemental data:
   Net assets, end of period
      (000 omitted)...............     $21,423    $10,620     $3,573         $88             $10,267     $4,690      $1,220
   Ratio of expenses to
      average net assets..........       1.75%      1.67%(2)   1.56%       1.45%(2)            1.75%      1.67%(2)    1.62%(2)
   Ratio of expenses to
      average net assets prior
      to expense limitation
      and expenses paid
      indirectly...............          1.97%      1.87%(2)   1.84%       1.66%(2)            1.97%      1.87%(2)    1.90%(2)
   Ratio of net investment...
      income to average
      net assets..................       4.43%      4.77%(2)   5.43%       4.65%(2)            4.43%      4.77%(2)    5.37%(2)
   Ratio of net investment
      income to average net
      assets prior to expense
      limitation and expenses
      paid indirectly.............       4.21%      4.57%(2)   5.15%       4.44%(2)            4.21%      4.57%(2)    5.09%(2)
   Portfolio turnover.............         33%        43%(2)     45%          7%                 33%        43%(2)      45%

----------------------
1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
2    Annualized
3 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
4    Commencement of operations.

                              See accompanying notes

38 for tax-exempt income

DELAWARE GROUP TAX-FREE FUND, INC.
VOYAGEUR MUTUAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999
--------------------------------------------------------------------------------
Delaware Group Tax-Free Fund, Inc. is registered as a diversified open-end investment company under the Investment Company Act of 1940 (as amended). The Fund is organized as a Maryland Corporation and offers three portfolios, the Delaware Tax-Free USA Fund ("Tax-Free USA Fund"), the Delaware Tax-Free Insured Fund ("Tax-Free Insured Fund"), and the Delaware Tax-Free USA Intermediate Fund ("Tax-Free USA Intermediate Fund"). Delaware National High-Yield Municipal Bond Fund ("National High-Yield Municipal Bond Fund"), a series of Voyageur Mutual Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. These financial statements and related notes pertain to the Tax-Free USA Fund, Tax-Free Insured Fund, Tax-Free USA Intermediate Fund and National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The Funds each offer three classes of shares. The A Class carries a front-end sales charge of 3.75% for the Tax-Free USA Fund, Tax-Free Insured Fund and National High-Yield Municipal Bond Fund, and 2.75% for the Tax-Free USA Intermediate Fund. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge.

The investment objective of the Tax-Free USA Fund and the Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital.

The investment objective of the Tax-Free Insured Fund is to provide investors with preservation of capital and, as a secondary objective, seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds which are protected by insurance guaranteeing the payment of principal and interest when due and is consistent with prudent investment management.

The investment objective of the National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax through investing primarily in a portfolio of medium and lower grade municipal bonds.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. In addition, the Funds may receive earnings credits from its custodian which are used to offset custody fees when positive balances are maintained. The expenses paid under the above arrangements are included in their respective expense captions in the Statement of Operations with the corresponding offset shown as "expenses paid indirectly". The amount of these expenses for the year ended August 31, 1999 were approximately:

                                                     "Soft Dollar"    Earnings
                                                       Expenses        Credits
                                                     -------------  ------------
Tax-Free USA Fund.................................     $13,537         $70,918
Tax-Free Insured Fund.............................       1,810           5,606
Tax-Free USA Intermediate Fund....................         661          15,671
National High-Yield Municipal Bond Fund...........       2,374            --

2. Investment Management and Other Transactions With Affiliates
Commencing April 1, 1999, and in accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million for the Tax-Free USA Fund and National High-Yield Municipal Bond Fund, 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1,500 million and 0.425% on the average daily net assets in excess of $2,500 million for the Tax-Free Insured Fund and Tax-Free USA Intermediate Fund. Prior to April 1, 1999, the Funds paid DMC an annual fee which was calculated at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million for the Tax-Free USA Fund, 0.60% of the average daily net assets of the Tax-Free Insured Fund, 0.50% of the average daily net assets of the Tax-Free Intermediate Fund and 0.65% of the average daily net assets of the National High-Yield Municipal Bond Fund.

Effective July 21, 1999, DMC has elected voluntarily to waive its fee and reimburse the Tax-Free USA Intermediate Fund to the extent that the annual operating expenses, exclusive of distribution expenses, taxes, brokerage commissions and extraordinary expenses, exceed 0.65% of average daily net assets through December 31, 1999. From the period February 1, 1999, through July 20, 1999, DMC absorbed expenses in the Tax-Free USA Intermediate Fund to the extent that annual operating expenses, exclusive of distribution expenses, taxes, brokerage commissions and extraordinary expenses, exceeded 0.60% of average daily net assets. Prior to February 1, 1999, DMC absorbed expenses in the Tax-Free USA Intermediate Fund to the extent that annual operating expenses, taxes, brokerage commissions and extraordinary expenses, exceeded 0.55% of average daily net assets. DMC has elected to waive their fee and reimburse the National High-Yield Municipal Bond Fund to the extent that annual operating expenses exclusive of distribution fees, taxes, brokerage commissions and extraordinary expenses, exceed 0.75% of average daily net assets through December 31, 1999.

                                                        for tax-exempt income 39

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (Continued)
The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On August 31, 1999, the Funds had payables to affiliates as follows:

                                                                                Tax-Free              National
                                                                                   USA                High-Yield
                                    Tax-Free             Tax-Free             Intermediate          Municipal Bond
                                    USA Fund           Insured Fund               Fund                   Fund
                                ----------------      ----------------      ----------------      ----------------
Investment management fees
   and other expenses payable
   to DMC......................     $61,046               $25,286                $12,377              $100,956
Dividend disbursing, transfer
   agent fees accounting fees
   and other expenses payable
   to DSC......................     $23,564               $13,262                 $4,939               $11,577

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Tax-Free USA Fund and the Tax-Free Insured Fund, 0.15% of the average daily net assets of the A Class for the Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the A Class for the National High-Yield Municipal Bond Fund and 1.00% of the average daily net assets of the B and C Classes for all Funds.

For the year ended August 31, 1999, DDLP earned commissions on sales of the Class A shares were as follows:

                                             Tax-Free              National
                                                USA                High-Yield
    Tax-Free             Tax-Free           Intermediate         Municipal Bond
    USA Fund           Insured Fund             Fund                  Fund
----------------     ----------------     ----------------     ----------------
    $39,200             $13,851               $11,695               $31,532

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. Investments
During the year ended August 31, 1999, the Funds had purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                                                Tax-Free              National
                                                                                   USA                High-Yield
                                    Tax-Free             Tax-Free             Intermediate          Municipal Bond
                                    USA Fund           Insured Fund               Fund                   Fund
                                ----------------      ----------------      ----------------      ----------------
Purchases......................   $348,602,988          $39,325,208            $35,254,204           $70,963,944
Sales   .......................    435,627,669           37,679,887             31,043,557            35,577,664


At August 31, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                                                Tax-Free              National
                                                                                   USA                High-Yield
                                    Tax-Free             Tax-Free             Intermediate          Municipal Bond
                                    USA Fund           Insured Fund               Fund                   Fund
                                ----------------      ----------------      ----------------      ----------------
Cost of investments............   $501,073,377          $72,849,943            $30,445,243           $119,059,734
                                  ============          ===========            ===========           ============
Unrealized appreciation........   $ 30,893,766          $ 3,559,711            $   511,937           $  2,962,100
Unrealized depreciation........    (13,081,857)          (1,374,181)              (705,342)            (3,408,458)
                                  ------------          -----------            -----------           ------------
Net unrealized appreciation
   (depreciation)..............   $ 17,811,909          $ 2,185,530            $  (193,405)          $   (446,358)
                                  ============          ===========            ===========           ============

For federal income tax purposes, the Tax-Free USA Intermediate Fund had accumulated capital losses at August 31, 1999 of $606,585 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2003.

40 for tax-exempt income

--------------------------------------------------------------------------------

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                             Tax-Free USA Fund
                                                          -----------------------
                                                          Year Ended   Year Ended
                                                            8/31/99     8/31/98
Shares sold:
   A Class.............................................   18,931,632   12,260,232
   B Class.............................................      719,424      508,224
   C Class.............................................      156,302      111,168

Shares issued upon reinvestment of dividends from
   net investment income and net
   realized gain on investments:
   A Class.............................................    1,367,786    1,922,998
   B Class.............................................       82,291      106,985
   C Class.............................................        8,411        5,944
                                                         -----------  -----------
                                                          21,265,846   14,915,551
                                                         -----------  -----------

Shares repurchased:
   A Class.............................................  (25,331,800) (17,159,307)
   B Class.............................................     (776,396)    (487,504)
   C Class.............................................      (49,118)     (47,557)
                                                         -----------  -----------
                                                         (26,157,314) (17,694,368)

Net decrease...........................................   (4,891,468)  (2,778,817)
                                                         ===========  ===========

                                                           Tax-Free Insured Fund
                                                          ------------------------
                                                          Year Ended    Year Ended
                                                            8/31/99       8/31/98
Shares sold:
   A Class                                                   517,882      589,585
   B Class.............................................      148,242      123,658
   C Class.............................................      134,955       31,430

Shares issued upon reinvestment of dividends from
   net  investment income and net realized gain
   on investments:
   A Class.............................................      218,421      249,570
   B Class.............................................       13,084       10,322
   C Class.............................................        4,718          715
                                                           ---------   ----------
                                                           1,037,302    1,005,280
                                                           ---------   ----------

Shares repurchased:....................................
   A Class.............................................     (791,126)  (1,277,871)
   B Class.............................................      (59,433)     (79,031)
   C Class.............................................      (23,455)     (11,448)
                                                           ---------   ----------
                                                            (874,014)  (1,368,350)

Net increase (decrease)................................      163,288     (363,070)
                                                           =========   ==========


                                                       Tax-Free USA Intermediate Fund
                                                       ------------------------------
                                                           Year Ended    Year Ended
                                                             8/31/99      8/31/98
Shares sold:
   A Class.............................................      832,658      696,975
   B Class.............................................       83,273       35,185
   C Class.............................................      197,336       89,880

Shares issued upon reinvestment of dividends
   from net investment income and net
   realized gain on investments:
   A Class.............................................       63,937       60,354
   B Class.............................................        5,264        4,640
   C Class.............................................        6,845        5,534
                                                           ---------     --------
                                                           1,189,313      892,568
                                                           ---------     --------

Shares repurchased:
   A Class.............................................     (552,340)    (718,872)
   B Class.............................................      (55,453)     (34,488)
   C Class.............................................      (68,440)     (45,293)
                                                           ---------     --------
                                                            (676,233)    (798,653)

Net increase...........................................      513,080       93,915
                                                           =========     ========

                                        National High-Yield Municipal Bond Fund
                                     ---------------------------------------------
                                                     Eight Months
                                     Year Ended          Ended          Year Ended
                                       8/31/99          8/31/98          12/31/97
Shares sold:
 A Class............................  2,603,990       1,486,196          514,279
 B Class............................  1,182,472         700,850          329,079
 C Class(1).........................    683,365         342,031          112,800

Shares issued upon reinvestment of
 dividends from net investment
 income and net realized gain
 on investments:
 A Class............................    224,884         133,856          211,092
 B Class............................     40,109          13,876            4,026
 C Class............................     23,840           5,179              908
                                      ---------       ---------        ---------
                                      4,758,660       2,681,988        1,172,184
                                      ---------       ---------        ---------

Shares repurchased:
 A Class............................   (957,179)       (347,504)      (1,237,478)
 B Class............................   (137,289)        (65,936)          (8,739)
 C Class............................   (150,648)        (27,712)             (74)
                                      ---------       ---------        ---------
                                     (1,245,116)       (441,152)      (1,246,291)

Net increase (decrease).............  3,513,544       2,240,836          (74,107)
                                      =========       =========        =========

1    Commenced operations May 26, 1997.

                                                        for tax-exempt income 41

5. LINES OF CREDIT
The Funds have committed lines of credit for the following amounts:

Tax-Free USA Fund......................................  $19,500,000
Tax-Free Insured Fund..................................    2,400,000
Tax-Free USA Intermediate Fund.........................      800,000
National High-Yield Municipal Bond Fund................    3,000,000

No amounts were outstanding at August 31, 1999, or at any time during the period.

6. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that markets may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The National High-Yield Municipal Bond Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

7. Tax Information (unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 1999, each Fund designates as long term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

                                 Long Term        Ordinary           Tax          Total
                               Capital Gains       Income          Exempt     Distributions
                               Distributions    Distributions     Interest     (Tax Basis)
                              -------------------------------------------------------------
Tax-Free USA Fund.............       1%               3%            96%          100%
Tax-Free Insured Fund.........       2%              17%            81%          100%
Tax-Free USA
 Intermediate Fund............      --               --            100%          100%
National High-Yield
 Municipal Bond Fund..........       2%               2%            96%          100%

42 for tax-exempt income

DELAWARE GROUP TAX-FREE FUND, INC.
VOYAGEUR MUTUAL FUNDS, INC.
REPORTS OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Tax-Free Fund, Inc.

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund, Inc. (comprised of the Delaware Tax-Free USA Fund, the Delaware Tax-Free Insured Fund, and the Delaware Tax-Free USA Intermediate Fund) and the statement of assets and liabilities for the Delaware Tax-Free USA Intermediate Fund as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Delaware Group Tax-Free Fund, Inc. at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP
                                       ----------------------
                                       ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 1, 1999

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware National High-Yield Municipal Bond Fund

We have audited the accompanying statement of net assets of Delaware National High-Yield Municipal Bond Fund (the "Fund") as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose report thereon dated February 14, 1997 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware National High-Yield Municipal Bond Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the periods presented therein, and its financial highlights for each of the periods presented from January 1, 1997 through August 31, 1999, in conformity with generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP
                                       ----------------------
                                       ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 1, 1999
                                                        for tax-exempt income 43

PROXY RESULTS (UNAUDITED)

For the year ended August 31, 1999, The Delaware Group Tax-Free Funds, Inc. and Voyageur Mutual Funds, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1.   To elect the Delaware Group Tax-Free Fund, Inc. Board of Directors.

                                       Shares        Shares Voted
                                        Voted          Withheld
                                         For           Authority
                                      --------------------------
   Jeffrey J. Nick*.................  45,090,514       3,511,755
   Walter P. Babich.................  45,135,729       3,466,540
   John H. Durham...................  45,158,041       3,444,228
   Anthony D. Knerr.................  45,094,431       3,507,838
   Ann R. Leven.....................  45,188,614       3,413,655
   Thomas F. Madison................  45,182,136       3,420,133
   Charles E. Peck..................  45,188,331       3,413,938
   Wayne A. Stork...................  45,195,022       3,407,247
   Jan L. Yeomans...................  45,201,395       3,400,874

     To elect the Voyageur Mutual Funds, Inc. Board of Directors.

                                       Shares        Shares Voted
                                        Voted          Withheld
                                         For           Authority
                                      --------------------------
   Jeffrey J. Nick*.................  23,375,980         933,942
   Walter P. Babich.................  23,375,739         934,183
   Anthony D. Knerr.................  23,481,657         828,265
   Ann R. Leven.....................  23,479,947         829,975
   Thomas F. Madison................  23,485,349         824,573
   Charles E. Peck..................  23,485,349         824,573
   Wayne A. Stork...................  23,485,349         824,573
   Jan L. Yeomans...................  23,485,349         824,573

   * Mr. Nick resigned from the Board of Directors on June 4, 1999.

2. To approve the redesignation of the investment objective from fundamental to non-fundamental.

                                          For            Against        Abstain
                                      ------------------------------------------
Tax-Free USA Fund...................  30,488,308       1,861,909       2,545,908
Tax-Free Insured Fund...............   4,034,122         251,536         554,773
Tax-Free USA Intermediate Fund......   1,526,230          83,926          95,297
National High-Yield Municipal
   Bond Fund........................   3,445,520         490,390         175,416


3. To approve standardized fundamental investment restrictions (proposal involves separate votes on seven sub-proposals 3A-3G)

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

                                          For            Against        Abstain
                                      ------------------------------------------
Tax-Free USA Fund...................  31,057,829       1,183,925       2,654,371
Tax-Free Insured Fund...............   4,215,909         122,774         501,748
Tax-Free USA Intermediate Fund......   1,623,837          20,038          61,578
National High-Yield Municipal
   Bond Fund........................   3,451,379         509,230         150,716

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

                                          For            Against        Abstain
                                      ------------------------------------------
Tax-Free USA Fund...................  30,639,221       1,566,687       2,690,217
Tax-Free Insured Fund...............   4,145,847         160,526         534,058
Tax-Free USA Intermediate Fund......   1,593,647          30,004          81,803
National High-Yield Municipal
   Bond Fund........................   3,423,029         535,859         152,438

3C.  To adopt a new fundamental investment restriction concerning underwriting.

                                          For            Against        Abstain
                                      ------------------------------------------
Tax-Free USA Fund...................  30,853,182       1,236,685       2,806,258
Tax-Free Insured Fund                  4,166,351         132,798         541,281
Tax-Free USA Intermediate Fund......   1,616,088          25,535          63,831
National High-Yield Municipal
   Bond Fund........................   3,463,004         483,774         164,548

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                          For            Against        Abstain
                                      ------------------------------------------
Tax-Free USA Fund...................  30,805,965       1,548,213       2,541,947
Tax-Free Insured Fund...............   4,196,663         137,746         506,021
Tax-Free USA Intermediate Fund......   1,609,424          25,385          70,646
National High-Yield Municipal
   Bond Fund........................   3,446,379         503,167         161,780

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                          For            Against        Abstain
                                      ------------------------------------------
Tax-Free USA Fund...................  30,579,844       1,619,937       2,696,344
Tax-Free Insured Fund...............   4,176,083         150,871         513,476
Tax-Free USA Intermediate Fund......   1,570,975          43,345          91,134
National High-Yield Municipal
   Bond Fund........................   3,421,042         499,995         190,289

44 for tax-exempt income

--------------------------------------------------------------------------------
3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                          For            Against        Abstain
                                      ------------------------------------------
Tax-Free USA Fund...................  30,840,537       1,386,026       2,669,561
Tax-Free Insured Fund...............   4,194,950         154,861         490,619
Tax-Free USA Intermediate Fund......   1,578,701          40,365          86,388
National High-Yield Municipal
   Bond Fund........................   3,420,422         508,619         182,285

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                                          For            Against        Abstain
                                      ------------------------------------------
Tax-Free USA Fund...................  30,455,158       1,645,993       2,794,975
Tax-Free Insured Fund...............   4,112,767         140,536         587,127
Tax-Free USA Intermediate Fund......   1,500,209         112,538          92,706
National High-Yield Municipal
   Bond Fund........................   3,420,226         513,552         177,547

4. To approve a new investment management agreement with Delaware Management Company for the Funds.

                                          For            Against        Abstain
                                      ------------------------------------------
Tax-Free USA Fund...................  30,667,429       1,553,575       2,675,121
Tax-Free Insured Fund...............   4,144,751         141,266         554,414
Tax-Free USA Intermediate Fund......   1,580,782          42,789          81,883
National High-Yield Municipal
   Bond Fund........................   5,105,897         601,644         196,204

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Tax-Free Fund, Inc.

                           For         Against        Abstain
                       ---------------------------------------
                       46,036,989      309,879       2,255,398

     To ratify the selection of Ernst & Young LLP, as the independent auditors for Voyageur Mutual Funds, Inc.

                           For         Against        Abstain
                       ---------------------------------------
                       23,192,942      243,342        873,624

6. To approve the restructuring of Delaware Group Tax-Free Fund, Inc. from its current form of organization into a Delaware Business Trust.

                           For         Against        Abstain
                       ---------------------------------------
                       36,780,849     1,451,418      3,209,740

     To approve the restructuring of Voyageur Mutual Funds, Inc. from a Minnesota Corporation into a Delaware Business Trust and the dissolution of the Minnesota Corporation.

                           For         Against        Abstain
                       ---------------------------------------
                       18,642,505      933,974       1,312,086

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

(photo of globe)

                                                                       directors
                                                                      & officers

--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

(photo of globes)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

DELAWARE (SM)
INVESTMENTS
---------------------
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(2199)
AR-011[8/99]PPL10/99